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As filed with the Securities and Exchange Commission on February 14, 2001

File No. 33-61599
File No. 811-7337

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-6
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    / /
PRE-EFFECTIVE AMENDMENT NO.    / /
POST-EFFECTIVE AMENDMENT NO. 6    /x/
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / /
AMENDMENT NO. 22    /x/

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Trust)

PROTECTIVE LIFE INSURANCE COMPANY
(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

Copy to:

Nancy Kane, Esquire 2801 Highway 280 South Birmingham, Alabama 35223 (Name and Address of Agent for Service of Process)	Stephen E. Roth, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

It is proposed that this filing become effective (check appropriate box):

        / /  immediately upon filing pursuant to paragraph (b) of Rule 485;

        / /  on May 1, 2001 pursuant to paragraph (b) of Rule 485;

        / /  60 days after filing pursuant to paragraph (a) of Rule 485;

        /x/  on May 1, 2001 pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:
Interests in a separate account issued through variable life insurance policies.

PROSPECTUS

and

Issued by: PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone (800) 866-3555

    This prospectus describes the Premiere I and Premiere Provider flexible premium variable and fixed life insurance policies (each, a "Policy") for individuals and certain groups. Protective Life Insurance Company ("Protective Life") issues each Policy. Please read the prospectus carefully before you invest.

    Each Policy is designed to provide insurance protection on the life of the insured individual named in the Policy.

    You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Policy Value is maintained.

    The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. A Fixed Account is also available.

    The Owner may, within limits, allocate Net Premiums and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc., and Fidelity® Variable Insurance Products Funds.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy.

    Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This Policy may not be available for sale in all states.

    An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premium paid (principal).

The date of this prospectus is May 1, 2001

PROSPECTUS CONTENTS

Death Benefit Proceeds	25
- Calculation of Death Benefit Proceeds	25
- Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test	26
- Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement	26
- Changing the Death Benefit Option	27
- Changing the Face Amount	27
- Increasing the Face Amount	27
- Decreasing the Face Amount	27
- Additional Coverage from Term Rider for Covered Insured ("CIR")	28
Settlement Options	28
- Minimum Amounts	29
- Other Requirements	29
The Fixed Account	29
The Fixed Account	29
Interest Credited on Fixed Account Value	29
Payments from the Fixed Account	30
Charges and Deductions	30
Premium Expense Charges - Premiere I	30
- Sales Charge	30
- Federal Tax Charge	30
- Other Taxes	30
- Premium Tax Charge	30
- Premium Expense Charges - Premiere Provider	31
Monthly Deduction	31
- Cost of Insurance Charge	31
- Cost of Insurance Rates	31
- Cost of Insurance Charge Under a CIR or FCR	32
- Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	32
- Monthly Administration Charges	32
- Supplemental Rider Charges	33
- Mortality and Expense Risk Charge	33
Transfer Fee	34
Surrender Charge (Contingent Deferred Sales Charges)	34
Withdrawal Charge	35
Fund Expenses	35
Exchange Privilege	35
Effect of the Exchange Offer	37
- Tax Matters	38
- Sales Commissions	38
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premiums	39
Other Policy Benefits and Provisions	48
Limits on Rights to Contest the Policy	48
- Incontestability	48
- Suicide Exclusion	48
Changes in the Policy or Benefits	48
- Misstatement of Age or Sex	48
- Other Changes	48
Suspension or Delay in Payments	48
Reports to Policy Owners	48
Assignment	49
Arbitration	49
Supplemental Riders and Endorsements	49

- Children's Term Life Insurance Rider	49
- Accidental Death Benefit Rider	49
- Disability Benefit Rider	49
- Guaranteed Insurability Rider	49
- Protected Insurability Benefit Rider	49
- Flexible Coverage Rider (FCR)	49
- Term Rider for Covered Insured (CIR)	50
- Terminal Illness Accelerated Death Benefit Endorsement	50
- Cash Value Accumulation Test Endorsement	50
- Policy Loan Endorsement	50
Reinsurance	50
Uses of the Policy	50
Tax Considerations	51
Introduction	51
Tax Status of Protective Life	51
Taxation of Life Insurance Policies	52
- Tax Status of the Policy	52
— Diversification Requirements	52
— Ownership Treatment	52
- Tax Treatment of Life Insurance Death Benefit Proceeds	53
- Tax Deferral During Accumulation Period	53
Policies Not Owned by Individuals	53
Policies Which Are Not MEC's	53
— Tax Treatment of Withdrawals Generally	53
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	53
— Tax Treatment of Loans	53
Policies Which Are MEC's	54
— Characterization of a Policy as a MEC	54
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	54
— Penalty Tax	54
— Aggregation of Policies	55
- Maturity and Constructive Receipt Issues	55
- Actions to Ensure Compliance with the Tax Law	55
- Other Considerations	55
Federal Income Tax Withholding	55
Other Information About the Policies and Protective Life	55
Sale of the Policies	55
Corporate Purchasers	56
Protective Life Directors and Executive Officers	56
State Regulation	58
Additional Information	58
Independent Accountants	58
Experts	58
IMSA	58
Legal Matters	58
Financial Statements	58
Index to Financial Statements	F-1
Appendices
A-Examples of Death Benefit Options — Premiere I	A-1
B-Examples of Death Benefit Options — Premiere Provider	B-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS

"We," "us," "Protective Life," and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age — The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period — Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value — Policy Value minus any applicable Surrender Charge.

CIR — The Term Rider for Covered Insured.

Death Benefit — The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option — One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A), or Face Amount Plus Policy Value (Option B).

Death Benefit Proceeds — The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount — A dollar amount selected by the Owner and shown in the Policy.

FCR — The Flexible Coverage Rider.

Fixed Account — Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value — The Policy Value in the Fixed Account.

Fund — A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office — 2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount — The Face Amount on the Policy Effective Date.

Insured — The person whose life is covered by the Policy.

Issue Age — The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date — The date the Policy is issued.

Lapse — Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account — An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for all Policy loans.

Maturity Date — The date shown in the Premiere I Policy on which the Owner(s) will be paid the Surrender Value, if any, provided the Insured is still living. It is the Policy Anniversary nearest the Insured's 95th birthday.

Minimum Monthly Premium — The minimum amount of premium payments that must be paid in order for the No-Lapse Guarantee, if applicable, to remain in effect.

Monthly Anniversary Day — The same day in each month as the Policy Effective Date.

Monthly Deductions — The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specification Page of the Policy.

Net Premium — A premium payment minus the applicable premium expense charges.

Policy Anniversary — The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt — The sum of all outstanding policy loans, including any carryover loan, plus accrued interest.

Policy Effective Date — The date shown in the Policy as of which coverage under the Policy begins.

Policy Value — The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year — Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account — A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value — The Policy Value in a Sub-Account.

Surrender Value — The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider plus accrued interest.

Valuation Day — Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period — The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account — Protective Variable Life Separate Account, a separate investment account of Protective Life to or from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value — The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

    The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

    Policy.  In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this prospectus include certificates, unless the context requires otherwise. References to "Policy" also include both Policies listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Policy separately.

    Purpose of the Policy.  The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    Comparison with Universal Life Insurance.  The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. There is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. (See "Policy Lapse and Reinstatement".) However, Protective Life guarantees that the Policy will remain in force for a specified period as long as certain requirements related to the Minimum Monthly Premium have been met. For the Premiere I Policy this provision remains in effect during the first 10 Policy Years (for Insureds Issue Age 0 through 64) or the first 5 Policy Years (for Insureds Issue Age 65 through 69). The guarantee will remain in effect on the Premiere Provider Policy during the first 15 Policy Years (for Insureds Issue Age 18 through 39), the first 10 Policy Years (for Insureds Issue Age 40 through 64) or the first 5 Policy Years (for Insureds Issue Age 65 through 75). See ("Premiums — No-Lapse Guarantee.") If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

    Death Benefit Options.  Two Death Benefit options are available under the Policy: a level death benefit ("Option A") and variable death benefit ("Option B"). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    Illustrations.  Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    Tax Considerations.  Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    Cancellation privilege and Special Transfer Right.  For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Net Premium payments to the Sub-Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Net Premium Allocations"). For Premiere I Policies only, at any time within 24 Policy months after the Issue Date, you may transfer the entire Variable Account Value to the Fixed Account without payment of any transfer fee and without the transfer counting as one of the 12 transfers per Policy Year that may be made without incurring a transfer fee. Such a transfer will result in future Net Premium Payments being allocated to the Fixed Account and effectively "converts" the Policy into a policy that provides fixed (non-variable) benefits. See "Special Transfer Privilege".

    Owner Inquiries.  If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS
• You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premium payments. See "Premiums" pages 17 and 19 for rules and limits.
• The Policy's minimum initial premium and planned premium payments depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• Unscheduled premium payments may be made, within limits. See page 18.
• Under certain circumstances, extra premiums may be required to prevent lapse. See "Policy Lapse and Reinstatement" page 19.
*** DEDUCTIONS FROM PREMIUM PAYMENTS Premiere I	*** DEDUCTIONS FROM PREMIUM PAYMENTS Premiere Provider
• For sales charge (2.75% of each premium paid in Policy Years 1 through 10; 0.75% of each premium paid in Policy Years 11 and thereafter). See page 30.	• A premium expense charge of 5% (6% guaranteed) will be deducted from each premium payment before allocation, resulting in a "Net Premium". See page 31.
• For federal taxes (1.25% of each premium paid in all Policy Years). See page 30.
• For state and local premium taxes (2.25% of each premium paid in all Policy Years). See page 30.
***	***

ALLOCATION OF NET PREMIUM PAYMENTS
• You direct the allocation of Net Premium payments among 30 Sub-Accounts and the Fixed Account. See page 19 for rules and limits on Net Premium allocations.
• The Sub-Accounts invest in corresponding Funds. See pages 12 through 14. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Funds and the Fidelity Funds (as defined below).
• Interest is credited on amounts allocated to the Fixed Account at a rate determined by Protective Life, but not less than an annual effective rate of 4%. See page 19 for rules and limits on Fixed Account allocations.

DEDUCTIONS FROM POLICY VALUE Premiere I	DEDUCTIONS FROM POLICY VALUE Premiere Provider
• Monthly Deduction includes charges for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are currently $31.00 per month the first Policy Year and $6.00 per month thereafter, plus for the 12 Policy months following an increase in Face Amount, a charge based on the increase. We also charge for increases in Face Amount during the 12-month period following the effective date of each increase. Monthly mortality and expense risk charges are currently equal to .075% multiplied by the value of assets in Variable Account Value, which is equivalent to an annual rate of approximately 0.90% of such amount during Policy Years 1 through 10; and in Policy Years 11 and thereafter monthly mortality and expense risk charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. This charge is not deducted from Fixed Account Value. See "Monthly Deduction" pages 31 through 34.	• Monthly Deduction includes charges for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are $8.00 per month in all Policy Years plus an administrative charge for Initial Face Amount currently equal to $.06 per $1,000 of Initial Face Amount in Policy Years 1 through 9. We also charge for increases in Face Amount during the 12-month period following the effective date of each increase. Monthly mortality and expense risk charges are equal to .075% multiplied by the value of assets in the Variable Account, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1 through 10; and in Policy Years 11 and thereafter monthly mortality and expense risk charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. The mortality and expense risk charges are not deducted from Fixed Account Value. See "Monthly Deduction" pages 31 through 34.
***	***
DEDUCTIONS FROM ASSETS
• Investment advisory fees and Fund operating expenses are also deducted from the assets of each Fund.

*** POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.
• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Value" pages 20 and 21. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover a Monthly Deduction due. See pages 19 and 20.
• Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 21 and 22 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

*** ***

 CASH BENEFITS
• After the first policy year, loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate of 6.0% during the first 10 Policy Years and 4.0% thereafter. See "Policy Loans" pages 23 and 24 for rules and limits, including information regarding carryover loans on the Premiere Provider.
• After the first Policy Year, withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply to each withdrawal. See "Withdrawal Privilege" on page 23 for rules and limits.
• The Policy may be surrendered in full at any time for its Surrender Value. Premiere I: A declining deferred sales charge of up to 27% of premiums paid in the first Policy Year (or 27% of a SEC Guideline Annual Premium, if less) is assessed on surrenders during the first 14 Policy Years. Premiere Provider: A declining deferred sales charge per $1,000 of Initial Face Amount is accessed on surrenders during the first 10 Policy Years. See "Surrender Charges (Contingent Deferred Sales Charge)" pages 34 and 35.
• A variety of settlement options are available. See pages 28 and 29.

DEATH BENEFITS
 • Available as lump sum or a variety of settlement options
• For most Premiere I Policies, the minimum Face Amount is $50,000.
• For Premiere Provider Policies, the minimum Face Amount is $100,000.
• Two Death Benefit options are available: Option A, Level (which is equal to the Face Amount), and Option B, Increasing (which is equal to the Face Amount Plus Policy Value). See pages 25 and 26.
• Flexibility to change the Death Benefit option and Face Amount. See page 27 for rules and limits.
• The No-Lapse Guarantee keeps the Policy in force for the number of Policy Years shown in your Policy regardless of the sufficiency of Surrender Value so long as for each month the cumulative premiums paid on the Policy, less any withdrawals and any Policy Debt or liens, are at least equal to the cumulative Minimum Monthly Premium. See "No-Lapse Guarantee" pages 18 and 19.
• Supplemental endorsements or riders may be available. See pages 49 and 50.

EXPENSE TABLE

    The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 12-14.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES

    (after reimbursement and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (5)
Emerging Growth Portfolio	0.67%		0.18%	0.85%
Enterprise Portfolio	0.48%		0.12%	0.60%
Comstock Portfolio	0.00%		0.95%	0.95%
Growth and Income Portfolio	0.43%		0.32%	0.75%
Strategic Stock Portfolio	0.24%		0.41%	0.65%
Asset Allocation Portfolio	0.33%		0.27%	0.60%
MFS® Variable Insurance TrustSM (2, 3)
New Discovery Series	0.90%		0.17%	1.07%
Emerging Growth Series	0.75%		0.09%	0.84%
Research Series	0.75%		0.11%	0.86%
Growth Series	0.75%		0.16%	0.91%
Growth With Income Series	0.75%		0.13%	0.88%
Utilities Series	0.75%		0.16%	0.91%
Total Return Series	0.75%		0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.66%		0.01%	0.67%
Global Securities Fund/VA	0.67%		0.02%	0.69%
Capital Appreciation Fund/VA	0.68%		0.02%	0.70%
Main Street Growth & Income Fund/VA	0.73%		0.05%	0.78%
High Income Fund/VA	0.74%		0.01%	0.75%
Strategic Bond Fund/VA	0.74%		0.04%	0.78%
Money Fund/VA	0.45%		0.03%	0.48%
Calvert Variable Series, Inc. (4)
Social Balanced Portfolio	0.70%		0.19%	0.89%
Fidelity® Variable Insurance Products Funds (7):
VIP Index 500 Portfolio, SC	0.24%	0.10%	0.10%	0.44%
VIP Growth Portfolio, SC	0.58%	0.10%	0.09%	0.77%
VIP Contrafund® Portfolio, SC	0.58%	0.10%	0.10%	0.78%

(1)	The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1999 were: CORESM U.S. Equity Fund 0.85%, Small Cap Value Fund 0.90%, International Equity Fund 1.33%, Growth and Income Fund 0.86%, Capital Growth Fund 0.85%, and Global Income Fund 1.29%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.
*	The 12b-1 fees deducted from the 126-1 classes of these Funds covers certain distribution and shareholder support services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Variable Account's assets invested in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Policies.

(2)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 1999. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1999 were 2.49% reflecting "Other Expenses" of 1.59% and total expenses for the Growth Series were 1.46% reflecting "Other Expenses" of 0.71%.
(3)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had this offset been incorporated into the reported expenses, "Other Expenses" for the New Discovery Series would appear on the Expense Table as 0.15% and in footnote (2) as 2.47%; the "Other Expenses" for the Emerging Growth Series would appear on the Expense Table as 0.08%; the "Other Expenses" for the Research Series would appear on the Expense Table as 0.10%; the "Other Expenses" for the Growth Series would appear on the Expense Table as 0.15% and in footnote (2) as 0.70%; the "Other Expenses" for the Growth with Income Series would appear on the Expense Table as 0.12%; the "Other Expenses" for the Utilities Series would appear on the Expense Table as 0.15%; and the "Other Expenses" for the Total Return Series would appear on the Expense Table as 0.14%.
(4)
The figures have been restated to reflect expenses expected to be incurred in 2000. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86%.

(5)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 1999 to December 31, 1999 and will continue through the period of January 1, 2000 to December 31, 2000. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2000. Absent these reimbursements, the advisory fees would have been 0.70% for the Emerging Growth Portfolio, 0.50% for the Enterprise Portfolio, 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; the "Other Expenses" would have been 0.18% for the Emerging Growth Portfolio, 0.12% for the Enterprise Portfolio, 9.76% for the Comstock Portfolio, 0.32% for the Growth and Income Portfolio, 0.41% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.
(6)
Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse Service Class of each Portfolio in the event that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of their respective net assets, exceed the following thresholds: VIP Index 500 Portfolio, SC, 0.38%; VIP Growth Portfolio, SC, 1.60%; and VIP Contrafund® Portfolio, SC, 1.10%. These arrangements can be discontinued by FMR at any time. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1999 to December 31, 1999. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2000, Protective Life had total assets of approximately $14.7 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $15.1 billion at December 31, 2000.

Protective Variable Life Separate Account

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

    Currently, thirty Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities: Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Balanced; Fidelity VIP Index 500, SC; Fidelity VIP Growth, SC; and Fidelity VIP Contrafund®, SC.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman

Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Calvert Variable Series, Inc. (the "Calvert Funds") managed by Calvert Asset Management Company, Inc.; or Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund®, SC. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Protective Investment Company (PIC)

    International Equity Fund.  This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing, under normal circumstances, substantially all, and at least 65% of its total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

    Small Cap Value Fund.  This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    Capital Growth Fund.  This Fund seeks long-term growth of capital. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

    CORE U.S. Equity Fund.  This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

    Growth and Income Fund.  This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

    Global Income Fund.  This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and entering into foreign currency transactions.

Van Kampen Life Investment Trust

    Emerging Growth Portfolio.  This Fund seeks capital appreciation.

    Enterprise Portfolio.  This Fund seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

    Comstock Portfolio.  This Fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Growth and Income.  This Fund seeks income and long-term growth of capital and income.

    Strategic Stock Portfolio.  This Fund seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

    Asset Allocation Portfolio.  This Fund seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

        New Discovery Series.  This Fund seeks to provide capital appreciation.

    Emerging Growth Series.  This Fund seeks to provide long-term growth of capital.

    Research Series.  This Fund seeks to provide long-term growth of capital and future income.

    Growth Series.  This Fund seeks long-term growth of capital and future income rather than current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies the Fund's investment advisor believes offer better than average prospects for long-term growth.

    Growth With Income Series.  This Fund seeks to provide reasonable current income and long-term growth of capital and income.

    Utilities Series.  This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.

    Total Return Series.  This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

    Aggressive Growth Fund/VA.  This Fund seeks capital appreciation.

    Global Securities Fund/VA.  This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

    Capital Appreciation Fund/VA.  This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

    Main Street Growth & Income Fund/VA.  This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

    High Income Fund/VA.  This Fund seeks a high level of current income from investment in high yield fixed-income securities.

    Strategic Bond Fund/VA.  This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

    Money Fund/VA.  This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Calvert Variable Series, Inc.

    Social Balanced Portfolio.  This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Fidelity® Variable Insurance Products Funds

    VIP Index 500 Portfolio, SC.  This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

    VIP Growth Portfolio, SC.  This Fund seeks to achieve capital appreciation.

    VIP Contrafund® Portfolio, SC.  This Fund seeks long-term capital appreciation.

    There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

    More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds

    Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. The Variable Account would not be able to purchase additional shares of a Fund if the participation agreement relating to a Fund terminates. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees by managers or advisers under these agreements do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC Prospectus for more detail.)

    Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Funds and Fidelity Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Funds and Fidelity Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s).

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

    To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective Life requires satisfactory evidence of insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your initial premium. Premium may be collected at the time of Policy delivery.

    Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage (including various forms of conditional receipt) also may be provided under the terms of a temporary insurance (or conditional receipt) agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy may not exceed $500,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 90 days.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the No-Lapse Guarantee will include the Minimum Monthly Premium for the backdated period.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a Contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

Cancellation Privilege

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  (1)
  10 days after you receive your Policy,

  (2)
  45 days after you sign your application, or

  (3)
  10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

    Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

  (1)
  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

  (2)
  Fixed Account Value determined as of the date the returned Policy is received, and

  (3)
  Variable Account Value determined as of the date the returned Policy is received.

    This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Premiums

    Minimum Initial Premium.  The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. (See "Planned Periodic Premiums".) Consult your sales representative for information about the initial premium required for the coverage you desire.

    Planned Periodic Premiums.  In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office.

    Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

    Unscheduled Premiums.  Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

    Premium Limitations.  Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

    Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. (See "Net Premium Allocations.") Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed any applicable guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. (See "Tax Considerations".)

    No-Lapse Guarantee.  In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy and its associated riders and endorsements will remain in force for the period identified below, regardless of the Policy Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders.

    We will not notify you in the event the No-Lapse Guarantee is no longer in effect.

    For the Premiere I Policy, this provision remains in effect during the first 10 Policy Years, if the Insured's Issue Age is 0 through 64, or during the first 5 Policy Years, if the Insured's Issue Age is 65 through 69. The No-Lapse Guarantee does not apply to Premiere I Policies covering Insureds with an Issue Age of 70 or above.

    The No-Lapse Guarantee remains in effect on the Premiere Provider Policy, during the first 15 Policy Years, if the Insured's Issue Age is 18 through 39, during the first 10 Policy Years, if the Insured's Issue Age is 40 through 64, and during the first 5 Policy Years, if the Insured's Issue Age is 65 through 75.

    If you increase your Policy's Face Amount or change the Death Benefit option while the No-Lapse Guarantee is in effect, Protective Life will not extend the period of this guarantee. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in the benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the No-Lapse Guarantee also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

    Premium Payments Upon Increase in Face Amount.  Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. (See "Death Benefit Proceeds".) You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

    Owners must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums, and the miminum amount that can be allocated to any Sub-Account or the Fixed Account is 10% of any net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account.

    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

    Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the Net Premiums will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in face amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting Net Premium will be reallocated to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the premium immediately, without any adjustment for investment experience.

    Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

Policy Lapse and Reinstatement

    Lapse.  Unlike a conventional life insurance policy, failure to pay planned periodic premiums will not necessarily cause a Policy to lapse. Conversely, making all planned periodic premium payments will not necessarily prevent a Policy from lapsing. Except when the No-Lapse Guarantee is in effect, a Policy will lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. (See "Monthly Deduction".)

    If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the No-Lapse Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

    In the event of a Policy default, the Owner has a 61-day grace period to make a Net Premium payment at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

    Reinstatement.  An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Maturity Date, if applicable, has not been reached, (4) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (5) the Insured provides Protective Life with satisfactory evidence of insurability, (6) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (7) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-7 above have been met.

Special Transfer Privilege—Premiere I

    During the first 24 policy months following the Policy Effective Date, the Owner of a Premiere I Policy may exercise a one-time Special Transfer Privilege by requesting that all Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Privilege does not count toward the 12 transfers that are permitted each Policy Year without imposition of a transfer fee, and is not subject to a transfer fee. Unless the Owner specifies otherwise, all subsequent Net Premiums are allocated to the Fixed Account after the exercise of the Special Transfer Privilege. Owners may, however, change this allocation by subsequent written notice received by Protective Life at the Home Office.

CALCULATION OF POLICY VALUES

Variable Account Value

    The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any surrender charges and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

    Determination of Units.  For each Sub-Account, the Net Premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

    Determination of Unit Value.  The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

    Net Investment Factor.  The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

    a.   the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.   the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.   a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

    The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) surrender charges deducted in the event of a decrease in Face Amount, less (7) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

    General.  Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to limit the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

    Telephone Transfers.  Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    Reservation of Rights.  Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    Dollar-Cost Averaging.  If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

    To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Date.

    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

    Portfolio Rebalancing.  At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your Net Premium allocation instructions in effect at the time of rebalancing. Any allocation instructions including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice to the Owner.

Surrender Privilege

    At any time prior to the Maturity Date while the Insured is still living and the Policy is still in force, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A surrender charge may apply. (See "Surrender Charges".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".) A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privilege

    At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from the Policy Value as of the end of the Valuation Period during which the written request was received. (See "Withdrawal Charge".)

    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

    If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

Policy Loans

    General.  Under both Premiere I and Premiere Provider, the Owner may obtain a standard loan subject to certain conditions. Premiere Provider also allows the Owner to obtain a carryover loan. A standard loan is any loan that is not a carryover loan. A carryover loan is a loan on the Policy the amount of which is transferred from another policy that is exchanged for the Policy such that the exchange qualifies under Section 1035 of the Internal Revenue Code and that is approved by the Company. After the first Policy Anniversary and while the Insured is still living, an Owner may obtain a standard loan from Protective Life. The Policy is the only security required for the loan. Policy loans must be requested by written notice received by Protective Life at the Home Office. The minimum amount of any loan is $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

    Loan Collateral.  When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub- Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

    Loan Repayment.  You may repay all or part of your Policy Debt (the amounts borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

    Interest. Standard Loans.  During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding loan, other than a carryover loan (as described below), at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life currently charges interest daily on any outstanding Premiere I loan and any outstanding Premiere Provider loan at an effective annual rate of 4.0%. The maximum effective annual rate on an outstanding Premiere Provider loan during Policy Years 11 and thereafter is 4.25%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.

    Carryover Loans.   During the first 10 Policy Years, Protective Life will charge interest daily on any outstanding carryover loan at an effective annual rate of 5%. During Policy Years 11 and thereafter, Protective Life charges interest daily on any outstanding loan at a maximum effective annual rate of 4.25%. As with any standard loan, interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the carryover loan and becomes part of the Policy Debt. The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the net cost of a loan is 2.0% per year during Policy Years 2 through 10, and currently 0.00% thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. Unless specified in writing by the Owner, interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

    Non-Payment of Policy Loan.  If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit proceeds.

    If the Loan Account Value exceeds the Cash Value (i.e., the Surrender Value becomes zero) on any Valuation Date, the Owner must pay that excess amount. The Company will send the Owner (or any assignee of record) a notice of the amount the Owner must pay. The Owner must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

    Effect of a Policy Loan.  A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. (See "No Lapse Guarantee".) Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans.

Maturity Benefits — Premiere I

    The Maturity Date on the Premiere I Policy is the Policy Anniversary nearest the Insured's 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to the Owner. The Maturity Benefit is equal to the Surrender Value on the Maturity Date. You may request a change in Maturity Date on the Premiere I Policy, subject to Protective Life's approval. To elect or not elect a change in Maturity Date will have income tax consequences. (See "Tax Considerations".)

    There is no stated maturity date on the Premiere Provider Policy.

Death Benefit Proceeds

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

    Calculation of Death Benefit Proceeds.  The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

    The calculation of the Death Benefit depends on (1) the Death Benefit option selected, as described below, and (2) the Federal tax compliance test applicable to the Policy. There are two Federal tax compliance tests: the guideline premium limitation/cash value corridor test, and the cash value accumulation test. If the Policy is intended to satisfy the cash value accumulation test, it will be endorsed at issue by the Cash Value Accumulation Test Endorsement (subject to availability). Policies without this endorsement are intended to comply with the guideline premium limitation/cash value corridor test. Under certain circumstances, the amount of the Death Benefit may be adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

    If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.  If the Policy is intended to satisfy the guideline premium limitation/cash value corridor test of Federal tax law (i.e., where the Cash Value Accumulation Test Endorsement is not used), the Death Benefit will be determined as follows:

  •
  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

  •
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

    The specified percentage under both options is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A for the Premiere I and Appendix B for the Premiere Provider.

    Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

    Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement.  If at the time of application the Owner selects the Cash Value Accumulation Test Endorsement to the Policy, the Death Benefit will be determined as follows:

  •
  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

  •
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

    The minimum death benefit at any time shall be the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium shall be determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

    For purposes of determining this net single premium, the mortality charges taken into account generally shall be the maximum mortality charges guaranteed under the Policy. Such charges will not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In addition, in determining the net single premium, the interest rate taken into account will be the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy.

    Changing the Death Benefit Option.  On or after the first Policy Anniversary, the Owner may change the Death Benefit option on the Policy subject to the following rules. After any change, the Face Amount must be at least $50,000 (Premiere I standard smoker or standard nonsmoker class) or $100,000 (Premiere I preferred nonsmoker class or Premiere Provider all classes). The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

    When a change from Option A to Option B is made, the Face Amount after the change is in effect will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

    Changing the Face Amount  On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

    Increasing the Face Amount.  Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specification Page (which will be sent to you) and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the No-Lapse Guarantee is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased. (See "No-Lapse Guarantee," and "Premiums Upon Increase in Face Amount".)

    The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in Face Amount within the period. In such case, unless the Owner otherwise requests, an amount will be refunded (i.e. credited back to the Policy Value) as described above, except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. (See "Cancellation Privilege".)

    Decreasing the Face Amount.  If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation.

    Protective Life reserves the right to decline a request to decrease the Face Amount if compliance where applicable with the guideline premium limitation (or cash value accumulation test) under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation (or cash value accumulation test), and the amount of such payments would exceed the Surrender Value under the Policy.

    The Face Amount of a Premiere I Policy after any decrease must be at least $50,000 (standard smoker or standard nonsmoker class), or $100,000 (preferred nonsmoker class). The Face Amount of a Premiere Provider Policy after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount; and

(2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

    Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount may also have tax consequences. (See "Tax Considerations".) However, if the Face Amount is decreased during the first 14 Policy Years, in the case of the Premiere I, or the first 10 Policy Years, in the case of the Premiere Provider, a Surrender Charge will apply. (See "Surrender Charge".)

    Additional Coverage from Term Rider for Covered Insured ("CIR") or the Flexible Coverage Rider (FCR).  An owner may also obtain additional insurance coverage by purchasing a CIR or FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). The CIR is available to an insured of a Premiere I Policy and the FCR may be purchased on the insured of a Premiere Provider Policy. A CIR or FCR increases the Death Benefit under the Policy by the face amount of the rider. The face amount of the CIR or FCR does not vary with the investment experience of the Variable Account (see "Supplemental Riders"). In addition, a CIR or FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the CIR or FCR will be deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a CIR or FCR"). No additional surrender or premium expense charge is assessed in connection with a CIR or FCR.

    Owners may increase or decrease the face amount of a CIR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a CIR. Since no surrender charge is assessed in connection with a decrease of face amount under a CIR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the CIR. Owners should consult their sales representative before deciding whether to decrease the Face Amount or CIR face amount.

    Owners should consult their sales representative when deciding whether to purchase a CIR.

Settlement Options

    The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. These settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

    The following settlement options may be elected.

    Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    Minimum Amounts.  Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    Other Requirements.  Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date due proof of the death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

    If Protective Life has available at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE FIXED ACCOUNT

    Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account

    The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. (See "Fixed Account Value".)

Interest Credited on Fixed Account Value

    Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premium allocated to the Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account

    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

    This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charges—Premiere I

    Premium expense charges for the Premiere I Policy currently consist of a sales charge, a charge for federal taxes and a premium tax charge.

    Sales Charge.  Protective Life deducts a sales charge from each premium payment. This charge is 2.75% of each premium in Policy Years 1 through 10, and 0.75% of each premium in Policy Years 11 and thereafter. The Sales Charge is deducted from a premium before allocating the Net Premium to the Policy Value. An additional sales charge is deducted on surrender of a Policy during the first fourteen Policy Years. (See "Surrender Charge".) The Sales Charges partially compensate Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

    Federal Tax Charge.  Protective Life also deducts a charge for federal taxes from each premium paid. This charge is 1.25% of all premiums paid in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Internal Revenue Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to Protective Life's increased federal tax burden under Section 848 resulting from the receipt of premiums under the Policies.

    Other Taxes.  Currently a charge for federal income taxes is not deducted from the Variable Account or the Policy's Cash Value. The Company reserves the right in the future to make a charge to the Variable Account or the Policy's Cash Value for any federal, state or local income taxes that the Company incurs that it determines to be properly attributable to the Variable Account or the Policies. We will notify you promptly of any such charge.

    Premium Tax Charge.  A 2.25% charge for state and local premium taxes is also deducted from each Premium. The state and local premium tax charge reimburses Protective Life for premium taxes associated with the Policies. Protective Life expects to pay an average state and local premium tax rate of approximately 2.25% of premiums for all states.

 Premium Expense Charges—Premiere Provider

    The premium expense charge compensates Protective Life for certain sales and state premium tax expenses associated with the Premiere Provider Policies and the Variable Account. The maximum premium expense charge is 6% of each premium payment. Protective Life reserves the right to charge less than the maximum charge. Currently, the premium expense charge is equal to 5% of each premium payment.

Monthly Deduction

    As of the Policy Effective Date, Protective Life will deduct the first Monthly Deduction from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee", the "monthly administration fee for Initial Face Amount" and the "administration charge for increase in Face Amount"), (3) mortality and expense risk charge (the "mortality and expense risk charge") and (4) any charges for supplemental riders ("supplemental charges"), as described below. Unless the Owner identifies a different allocation of charges, the Monthly Deduction, except for the mortality and expense risk charge, is deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense rate charge will reduce only the Sub-Account Value.

    Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

    Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is the decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase and then each prior increase.

    Cost of Insurance Rates.  The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. For the Premiere I Policy, Protective Life currently places Insureds in the following rate classes, based on underwriting: Standard Smoker (ages 15-75) or Standard Nonsmoker (ages 0-75), or Preferred Nonsmoker (ages 18-75), and substandard rate classes, which involve a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. For the Premiere Provider Policy, Insured's of Issue Ages 18 through 75 are currently placed in the following rate classes, based on underwriting: Preferred, Nonsmoker, Tobacco or Smoker, and substandard rate classes, which involve a higher mortality risk than Nonsmoker, Tobacco or Smoker classes.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

    Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time. The cost of insurance rates for the Premiere I Policy are currently less for Policies that have a Face Amount in excess of $99,999.00. However, guaranteed rates do not change if the Face Amount exceeds $99,999.00.

    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker or tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker, smoker or tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

    Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount, beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

    Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

    In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract, where available. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

    Cost of Insurance Charge Under a CIR or FCR.  The cost of insurance charge is determined in a similar manner for the face amount under a CIR or FCR and for any increase in the face amount under such rider. Generally, both the current and the guaranteed cost of insurance rates under a CIR or FCR are substantially the same as the current and guaranteed cost of insurance rates on the Face Amount of the Policy.

    Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.  Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    Monthly Administration Charges.  These charges compensate Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, financial reporting and overhead costs, processing applications and establishing Policy records.

        Premiere I.  The monthly administration fee for the Premiere I Policy is a flat charge of $31 per month during the first Policy Year (guaranteed not to exceed $33 per month), and $6 per month during each Policy Year thereafter (guaranteed not to exceed $8 per month). In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The administration charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for Insureds at each specified Issue Age:

Issue Age		Administrative Charge per $1,000 Increase
35		0.11
40		0.14
45		0.16
50		0.20
55		0.24
60		0.29
65		0.35
70		0.43
75	+	0.45

        Premiere Provider.  The monthly administration fee for the Premiere Provider Policy is made up of three charges. The first is a monthly administrative charge of $8.00 per month. The second is a monthly administrative charge for Initial Face Amount which is charged in Policy Years 1 through 9. The maximum monthly administration charge for Initial Face Amount is equal to $.075 per $1,000 of Initial Face Amount. Protective Life reserves the right to charge less than the maximum charge. Accordingly, this monthly administration charge is currently equal to $0.06% per $1,000 of Initial Face Amount.

    The third is for the first twelve months following the effective date of an increase in Face Amount on a Premiere Provider Policy, the monthly administrative fee will also include an administrative charge for the increase, based on the amount of the increase. The administrative charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for insureds at each specified Issue Age:

Issue Age	Administration Charge per $1,000 Increase
35	0.71
40	0.81
45	0.95
50	1.13
55	1.37
60	1.71
65	1.73
70	1.72
75	1.71

    Supplemental Rider Charges.  Protective Life deducts a monthly charge for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

    Mortality and Expense Risk Charge.  This charge compensates Protective Life for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual death benefit claims. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount. Protective Life reserves the right to charge less than the maximum charge.

Transfer Fee

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

Surrender Charge (Contingent Deferred Sales Charge)

    General.  A surrender charge, which is a contingent deferred sales charge, is deducted from the Policy Value if, during the period described below: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid. In the event of a decrease in the Initial Face Amount, the pro-rated surrender charge will be deducted from each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A surrender charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining surrender charge that may be imposed in connection with a surrender of the Policy.

    The purpose of the surrender charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a charge for this purpose from each premium paid. (See "Premium Expense Charges".)

    Protective Life reserves the right to charge less than the Maximum Surrender Charge.

    Premiere I.  A surrender charge will apply to a Premiere I Policy during the first 14 Policy Years. The surrender charge for the Initial Face Amount is equal to the Surrender Charge Percentage as identified below for the Policy Year in which the surrender or reduction in Initial Face Amount occurs, multiplied by the aggregate amount of premiums made in Policy Year 1, including premiums for any riders. The Surrender Charge Percentage in Policy Years 1 through 6 is equal to 27%, as shown below.

    After the sixth completed Policy Year, the Surrender Charge Percentage decreases by 3% each Policy Year in accordance with the following table.

Surrender During Policy Year	Surrender Charge Percentage
1 - 6	27%
7	24%
8	21%
9	18%
10	15%
11	12%
12	9%
13	6%
14	3%
15	0%

    After the 14th Policy Year, there is no surrender charge for the Initial Face Amount.

    In no event will the surrender charge exceed the Maximum Surrender Charge (expressed in dollars), which is set forth in the Policy. The Maximum Surrender Charge is equal to 27% of a SEC Guideline Annual Premium. The SEC Guideline Annual Premium is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Policy, assuming cost of insurance rates equal to those guaranteed in the Policy, net investment earnings under the Policy at an effective annual rate of 5%, and sales and other charges imposed under the Policy.

    If the Initial Face Amount is decreased during the first 14 Policy Years, the surrender charge imposed will equal the portion of the total surrender charge that corresponds to the percentage by which the Initial Face Amount is decreased.

    Premiere Provider.  A surrender charge will apply to a Premere Provider Policy during the first 10 Policy Years. The surrender charge varies depending on Issue Age, sex and rate classification of the Insured and is set forth in your Policy. Representative surrender charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-smoker at each specfied Issue Age are set forth below. The surrender charge decreases over the ten-year period. For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	1.75
35	2.00
40	3.45
45	5.45
50	7.43
55	10.25
60	16.82
65	23.00
70	25.76
75	28.50

    After the 10th Policy Year, there is no surrender charge for the Initial Face Amount.

Withdrawal Charge

    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for each of the Funds.

Exchange Privilege

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Premiere I and Premiere Provider Policies see "Charges and Deductions."

	Existing Life Policy	Premiere I Policy	Premiere Provider Policy

State and Local Premium Tax	None	2.25% of each premium payment.	None

Federal Tax Charge	None	1.25% of each premium payment in all Policy Years.	None

Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	2.75% of each premium payment in policy years 1 through 10; 0.75% of each premium payment in Policy Year 11 and thereafter.	Currently 5% of each premium payment in all Policy Years

Administrative Fees	Ranges from $4 to $5 monthly.	Currently $31 per month the first policy year and $6 per month thereafter.	$8 per month in all Policy Years; plus currently $.06 per $1,000 of Initial Face Amount in Policy Years 1 through 9; plus, if applicable, a charge per $1,000 of increase in Face Amount deducted during the 12-month period following each increase.

	Existing Life Policy	Premiere I Policy	Premiere Provider Policy

Mortality and Expense Charges	None	A monthly charge equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.	A monthly charge equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter is currently equal to .021% multiplied by the Variable Account Value which is equivalent to an annual rate of .25% of such amount.

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.	The lesser of $25 or 2% of the withdrawal amount requested.

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) and (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) and (3) any charges for supplemental riders.	A monthly deduction consisting of: (1) cost of insurance charges; (2) administrative fees (see above); (3) mortality and expense risk charge (see above); and (4) any charges for supplemental riders.

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 27% of premium payments made in the first Policy Year (or 27% of a SEC Guideline Annual Premium if less) is assessed on surrender charges during the first 14 Policy Years.	A declining deferred sales charge per $1,000 of Initial Face Amount is accessed on surrenders during the first 10 Policy Years.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Fixed account only 4%.	Fixed account only 4%.

Effect of the Exchange Offer

    1.  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

    3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    Tax Matters.  Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

    If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    Sales Commissions.  Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies".)

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. For each of the Premiere I and Premiere Provider, the tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that Net Premiums are allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.

    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.93% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

    In addition, the illustrations reflect the current monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11 and thereafter is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.83%, 4.17% and 10.17%, respectively and for Policy Year 11 and thereafter -1.18%, 4.82% and 10.82%, respectively. The net annual rate percentages will change as the average annual fund expense changes.

    The illustrations also reflect the deduction of the Premium Expense Charges, the Monthly Administrative Charges and the monthly cost of insurance charge for the hypothetical Insured. The Surrender Charge is reflected in the column "Surrender Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

    The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

Premiere I
$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	964	492	100,000	1,042	570	100,000	1,121	648	100,000
47	2	3,875	2,186	1,714	100,000	2,412	1,940	100,000	2,648	2,176	100,000
48	3	5,958	3,363	2,890	100,000	3,815	3,343	100,000	4,306	3,834	100,000
49	4	8,146	4,493	4,021	100,000	5,252	4,780	100,000	6,108	5,636	100,000
50	5	10,443	5,575	5,102	100,000	6,721	6,249	100,000	8,065	7,593	100,000
51	6	12,856	6,608	6,135	100,000	8,223	7,751	100,000	10,195	9,723	100,000
52	7	15,388	7,587	7,167	100,000	9,754	9,334	100,000	12,510	12,090	100,000
53	8	18,048	8,507	8,140	100,000	11,311	10,944	100,000	15,025	14,658	100,000
54	9	20,840	9,365	9,050	100,000	12,891	12,576	100,000	17,761	17,446	100,000
55	10	23,772	10,154	9,892	100,000	14,488	14,226	100,000	20,736	20,474	100,000
56	11	26,851	11,152	10,942	100,000	16,415	16,205	100,000	24,333	24,123	100,000
57	12	30,083	12,228	12,070	100,000	18,527	18,370	100,000	28,415	28,258	100,000
58	13	33,478	13,215	13,110	100,000	20,674	20,569	100,000	32,892	32,787	100,000
59	14	37,041	14,116	14,063	100,000	22,863	22,810	100,000	37,817	37,764	100,000
60	15	40,783	14,919	14,919	100,000	25,087	25,087	100,000	43,241	43,241	100,000
61	16	44,713	15,586	15,586	100,000	27,316	27,316	100,000	49,210	49,210	100,000
62	17	48,838	16,155	16,155	100,000	29,592	29,592	100,000	55,828	55,828	100,000
63	18	53,170	16,619	16,619	100,000	31,912	31,912	100,000	63,184	63,184	100,000
64	19	57,719	16,967	16,967	100,000	34,277	34,277	100,000	71,385	71,385	100,000
65	20	62,495	17,189	17,189	100,000	36,689	36,689	100,000	80,554	80,554	100,000
66	21	67,509	17,273	17,273	100,000	39,146	39,146	100,000	90,777	90,777	108,024
67	22	72,775	17,203	17,203	100,000	41,650	41,650	100,000	102,047	102,047	120,415
68	23	78,304	16,957	16,957	100,000	44,200	44,200	100,000	114,466	114,466	133,926
69	24	84,109	16,515	16,515	100,000	46,797	46,797	100,000	128,150	128,150	148,655
70	25	90,204	15,849	15,849	100,000	49,444	49,444	100,000	143,225	143,225	164,709
71	26	96,604	14,930	14,930	100,000	52,144	52,144	100,000	159,829	159,829	180,606
72	27	103,325	13,726	13,726	100,000	54,907	54,907	100,000	178,174	178,174	197,773
73	28	110,381	12,200	12,200	100,000	57,743	57,743	100,000	198,466	198,466	216,328
74	29	117,790	10,344	10,344	100,000	60,683	60,683	100,000	220,949	220,949	236,416
75	30	125,569	8,062	8,062	100,000	63,727	63,727	100,000	245,891	245,891	258,185
76	31	133,738	5,280	5,280	100,000	66,893	66,893	100,000	273,611	273,611	287,292
77	32	142,315	1,901	1,901	100,000	70,208	70,208	100,000	304,173	304,173	319,381
78	33	151,321	*	*	*	73,724	73,724	100,000	337,857	337,857	354,750
79	34	160,777	*	*	*	77,471	77,471	100,000	374,951	374,951	393,699
80	35	170,705	*	*	*	81,530	81,530	100,000	415,790	415,790	436,579
81	36	181,131	*	*	*	85,971	85,971	100,000	460,705	460,705	483,740
82	37	192,077	*	*	*	90,907	90,907	100,000	510,067	510,067	535,570
83	38	203,571	*	*	*	96,474	96,474	101,298	564,304	564,304	592,519
84	39	215,640	*	*	*	102,317	102,317	107,433	623,824	623,824	655,015
85	40	228,312	*	*	*	108,360	108,360	113,778	689,114	689,114	723,570
86	41	241,617	*	*	*	114,593	114,593	120,323	760,617	760,617	798,648
87	42	255,588	*	*	*	121,015	121,015	127,066	838,864	838,864	880,807
88	43	270,257	*	*	*	127,621	127,621	134,002	924,394	924,394	970,614
89	44	285,660	*	*	*	134,403	134,403	141,123	1,017,769	1,017,769	1,068,657
90	45	301,833	*	*	*	141,352	141,352	148,420	1,119,587	1,119,587	1,175,567
91	46	318,815	*	*	*	148,460	148,460	154,399	1,230,489	1,230,489	1,279,709
92	47	336,646	*	*	*	156,045	156,045	160,726	1,353,971	1,353,971	1,394,590
93	48	355,368	*	*	*	164,189	164,189	167,473	1,492,033	1,492,033	1,521,874
94	49	375,026	*	*	*	172,995	172,995	174,725	1,647,089	1,647,089	1,663,560
95	50	395,668	*	*	*	182,581	182,581	182,581	1,822,060	1,822,060	1,822,060

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

Premiere I
$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	940	468	100,000	1,018	545	100,000	1,095	623	100,000
47	2	3,875	2,139	1,667	100,000	2,362	1,890	100,000	2,595	2,123	100,000
48	3	5,958	3,292	2,820	100,000	3,738	3,266	100,000	4,222	3,750	100,000
49	4	8,146	4,400	3,927	100,000	5,147	4,675	100,000	5,989	5,517	100,000
50	5	10,443	5,459	4,987	100,000	6,586	6,114	100,000	7,909	7,437	100,000
51	6	12,856	6,469	5,997	100,000	8,057	7,585	100,000	9,996	9,524	100,000
52	7	15,388	7,426	7,007	100,000	9,556	9,136	100,000	12,265	11,845	100,000
53	8	18,048	8,325	7,958	100,000	11,079	10,712	100,000	14,729	14,361	100,000
54	9	20,840	9,161	8,846	100,000	12,623	12,308	100,000	17,407	17,092	100,000
55	10	23,772	9,929	9,667	100,000	14,183	13,921	100,000	20,318	20,056	100,000
56	11	26,851	10,659	10,450	100,000	15,794	15,584	100,000	23,526	23,316	100,000
57	12	30,083	11,311	11,154	100,000	17,416	17,259	100,000	27,021	26,864	100,000
58	13	33,478	11,883	11,778	100,000	19,049	18,944	100,000	30,838	30,733	100,000
59	14	37,041	12,368	12,316	100,000	20,690	20,637	100,000	35,015	34,962	100,000
60	15	40,783	12,760	12,760	100,000	22,332	22,332	100,000	39,591	39,591	100,000
61	16	44,713	13,049	13,049	100,000	23,971	23,971	100,000	44,617	44,617	100,000
62	17	48,838	13,225	13,225	100,000	25,601	25,601	100,000	50,147	50,147	100,000
63	18	53,170	13,273	13,273	100,000	27,211	27,211	100,000	56,249	56,249	100,000
64	19	57,719	13,177	13,177	100,000	28,789	28,789	100,000	62,998	62,998	100,000
65	20	62,495	12,917	12,917	100,000	30,325	30,325	100,000	70,489	70,489	100,000
66	21	67,509	12,475	12,475	100,000	31,806	31,806	100,000	78,839	78,839	100,000
67	22	72,775	11,834	11,834	100,000	33,226	33,226	100,000	88,159	88,159	104,027
68	23	78,304	10,974	10,974	100,000	34,574	34,574	100,000	98,377	98,377	115,101
69	24	84,109	9,873	9,873	100,000	35,840	35,840	100,000	109,552	109,552	127,080
70	25	90,204	8,501	8,501	100,000	37,008	37,008	100,000	121,771	121,771	140,037
71	26	96,604	6,811	6,811	100,000	38,057	38,057	100,000	135,130	135,130	152,697
72	27	103,325	4,691	4,691	100,000	38,917	38,917	100,000	149,779	149,779	166,255
73	28	110,381	2,174	2,174	100,000	39,621	39,621	100,000	165,885	165,885	180,815
74	29	117,790	*	*	*	40,084	40,084	100,000	183,606	183,606	196,458
75	30	125,569	*	*	*	40,250	40,250	100,000	203,143	203,143	213,301
76	31	133,738	*	*	*	40,069	40,069	100,000	224,741	224,741	235,979
77	32	142,315	*	*	*	39,477	39,477	100,000	248,367	248,367	260,785
78	33	151,321	*	*	*	38,401	38,401	100,000	274,197	274,197	287,907
79	34	160,777	*	*	*	36,749	36,749	100,000	302,423	302,423	317,544
80	35	170,705	*	*	*	34,398	34,398	100,000	333,248	333,248	349,910
81	36	181,131	*	*	*	31,164	31,164	100,000	366,884	366,884	385,229
82	37	192,077	*	*	*	26,797	26,797	100,000	403,555	403,555	423,733
83	38	203,571	*	*	*	20,942	20,942	100,000	443,486	443,486	465,661
84	39	215,640	*	*	*	13,110	13,110	100,000	486,913	486,913	511,259
85	40	228,312	*	*	*	2,643	2,643	100,000	534,082	534,082	560,786
86	41	241,617	*	*	*	*	*	*	585,256	585,256	614,518
87	42	255,588	*	*	*	*	*	*	640,715	640,715	672,751
88	43	270,257	*	*	*	*	*	*	700,758	700,758	735,796
89	44	285,660	*	*	*	*	*	*	765,704	765,704	803,989
90	45	301,833	*	*	*	*	*	*	835,884	835,884	877,678
91	46	318,815	*	*	*	*	*	*	911,629	911,629	948,095
92	47	336,646	*	*	*	*	*	*	995,660	995,660	1,025,530
93	48	355,368	*	*	*	*	*	*	1,089,312	1,089,312	1,111,098
94	49	375,026	*	*	*	*	*	*	1,194,209	1,194,209	1,206,151
95	50	395,668	*	*	*	*	*	*	1,312,340	1,312,340	1,312,340

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

Premiere I
$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	2,985	2,513	102,985	3,185	2,713	103,185	3,386	2,914	103,386
47	2	8,610	6,186	5,714	106,186	6,782	6,309	106,782	7,402	6,929	107,402
48	3	13,241	9,301	8,829	109,301	10,497	10,025	110,497	11,791	11,319	111,791
49	4	18,103	12,328	11,856	112,328	14,334	13,862	114,334	16,590	16,118	116,590
50	5	23,208	15,266	14,794	115,266	18,294	17,822	118,294	21,836	21,364	121,836
51	6	28,568	18,114	17,642	118,114	22,380	21,907	122,380	27,572	27,100	127,572
52	7	34,196	20,867	20,447	120,867	26,589	26,169	126,589	33,839	33,419	133,839
53	8	40,106	23,519	23,151	123,519	30,920	30,553	130,920	40,684	40,316	140,684
54	9	46,312	26,066	25,751	126,066	35,372	35,057	135,372	48,158	47,843	148,158
55	10	52,827	28,502	28,240	128,502	39,940	39,677	139,940	56,316	56,053	156,316
56	11	59,669	31,298	31,088	131,298	45,199	44,989	145,199	65,941	65,731	165,941
57	12	66,852	34,156	33,999	134,156	50,810	50,652	150,810	76,706	76,549	176,706
58	13	74,395	36,887	36,782	136,887	56,593	56,488	156,593	88,534	88,429	188,534
59	14	82,314	39,492	39,440	139,492	62,558	62,505	162,558	101,538	101,485	201,538
60	15	90,630	41,957	41,957	141,957	68,696	68,696	168,696	115,828	115,828	215,828
61	16	99,361	44,234	44,234	144,234	74,965	74,965	174,965	131,491	131,491	231,491
62	17	108,530	46,370	46,370	146,370	81,418	81,418	181,418	148,723	148,723	248,723
63	18	118,156	48,353	48,353	148,353	88,049	88,049	188,049	167,679	167,679	267,679
64	19	128,264	50,174	50,174	150,174	94,855	94,855	194,855	188,532	188,532	288,532
65	20	138,877	51,819	51,819	151,819	101,830	101,830	201,830	211,472	211,472	311,472
66	21	150,021	53,277	53,277	153,277	108,966	108,966	208,966	236,707	236,707	336,707
67	22	161,722	54,529	54,529	154,529	116,250	116,250	216,250	264,465	264,465	364,465
68	23	174,008	55,555	55,555	155,555	123,667	123,667	223,667	294,994	294,994	394,994
69	24	186,908	56,335	56,335	156,335	131,197	131,197	231,197	328,567	328,567	428,567
70	25	200,454	56,845	56,845	156,845	138,821	138,821	238,821	365,486	365,486	465,486
71	26	214,677	57,060	57,060	157,060	146,513	146,513	246,513	406,080	406,080	506,080
72	27	229,610	56,957	56,957	156,957	154,249	154,249	254,249	450,720	450,720	550,720
73	28	245,291	56,515	56,515	156,515	162,005	162,005	262,005	499,815	499,815	599,815
74	29	261,755	55,748	55,748	155,748	169,792	169,792	269,792	553,854	553,854	653,854
75	30	279,043	54,579	54,579	154,579	177,530	177,530	277,530	613,288	613,288	713,288
76	31	297,195	52,966	52,966	152,966	185,167	185,167	285,167	678,648	678,648	778,648
77	32	316,255	50,863	50,863	150,863	192,646	192,646	292,646	750,519	750,519	850,519
78	33	336,268	48,277	48,277	148,277	199,959	199,959	299,959	829,604	829,604	929,604
79	34	357,281	45,098	45,098	145,098	206,981	206,981	306,981	916,559	916,559	1,016,559
80	35	379,345	41,345	41,345	141,345	213,708	213,708	313,708	1,012,246	1,012,246	1,112,246
81	36	402,513	36,893	36,893	136,893	219,991	219,991	319,991	1,117,467	1,117,467	1,217,467
82	37	426,838	31,685	31,685	131,685	225,741	225,741	325,741	1,233,182	1,233,182	1,333,182
83	38	452,380	25,771	25,771	125,771	230,975	230,975	330,975	1,360,565	1,360,565	1,460,565
84	39	479,199	19,002	19,002	119,002	235,507	235,507	335,507	1,500,711	1,500,711	1,600,711
85	40	507,359	11,405	11,405	111,405	239,318	239,318	339,318	1,655,011	1,655,011	1,755,011
86	41	536,927	2,775	2,775	102,775	242,154	242,154	342,154	1,824,766	1,824,766	1,924,766
87	42	567,973	*	*	*	243,939	243,939	343,939	2,011,616	2,011,616	2,112,197
88	43	600,572	*	*	*	244,524	244,524	344,524	2,216,491	2,216,491	2,327,316
89	44	634,801	*	*	*	243,748	243,748	343,748	2,440,157	2,440,157	2,562,165
90	45	670,741	*	*	*	241,462	241,462	341,462	2,684,046	2,684,046	2,818,249
91	46	708,478	*	*	*	237,533	237,533	337,533	2,949,692	2,949,692	3,067,680
92	47	748,102	*	*	*	231,906	231,906	331,906	3,245,474	3,245,474	3,345,474
93	48	789,707	*	*	*	224,450	224,450	324,450	3,576,076	3,576,076	3,676,076
94	49	833,392	*	*	*	215,029	215,029	315,029	3,941,223	3,941,223	4,041,223
95	50	879,262	*	*	*	203,497	203,497	303,497	4,344,062	4,344,062	4,444,062

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

Premiere I
$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	2,961	2,489	102,961	3,161	2,688	103,161	3,361	2,888	103,361
47	2	8,610	6,139	5,667	106,139	6,732	6,259	106,732	7,348	6,876	107,348
48	3	13,241	9,231	8,759	109,231	10,420	9,948	110,420	11,707	11,235	111,707
49	4	18,103	12,236	11,764	112,236	14,230	13,758	114,230	16,473	16,001	116,473
50	5	23,208	15,152	14,679	115,152	18,161	17,689	118,161	21,682	21,209	121,682
51	6	28,568	17,978	17,505	117,978	22,216	21,744	122,216	27,376	26,904	127,376
52	7	34,196	20,709	20,289	120,709	26,394	25,974	126,394	33,598	33,178	133,598
53	8	40,106	23,340	22,973	123,340	30,693	30,325	130,693	40,393	40,026	140,393
54	9	46,312	25,867	25,552	125,867	35,110	34,796	135,110	47,813	47,498	147,813
55	10	52,827	28,283	28,021	128,283	39,643	39,381	139,643	55,911	55,649	155,911
56	11	59,669	30,661	30,451	130,661	44,372	44,162	144,372	64,836	64,626	164,836
57	12	66,852	32,916	32,759	132,916	49,213	49,055	149,213	74,575	74,417	174,575
58	13	74,395	35,045	34,940	135,045	54,166	54,061	154,166	85,204	85,099	185,204
59	14	82,314	37,043	36,991	137,043	59,229	59,176	159,229	96,806	96,754	196,806
60	15	90,630	38,901	38,901	138,901	64,393	64,393	164,393	109,467	109,467	209,467
61	16	99,361	40,609	40,609	140,609	69,651	69,651	169,651	123,280	123,280	223,280
62	17	108,530	42,158	42,158	142,158	74,993	74,993	174,993	138,347	138,347	238,347
63	18	118,156	43,532	43,532	143,532	80,405	80,405	180,405	154,777	154,777	254,777
64	19	128,264	44,713	44,713	144,713	85,867	85,867	185,867	172,684	172,684	272,684
65	20	138,877	45,684	45,684	145,684	91,359	91,359	191,359	192,193	192,193	292,193
66	21	150,021	46,429	46,429	146,429	96,862	96,862	196,862	213,445	213,445	313,445
67	22	161,722	46,934	46,934	146,934	102,360	102,360	202,360	236,599	236,599	336,599
68	23	174,008	47,187	47,187	147,187	107,834	107,834	207,834	261,826	261,826	361,826
69	24	186,908	47,173	47,173	147,173	113,262	113,262	213,262	289,315	289,315	389,315
70	25	200,454	46,873	46,873	146,873	118,620	118,620	218,620	319,270	319,270	419,270
71	26	214,677	46,256	46,256	146,256	123,865	123,865	223,865	351,898	351,898	451,898
72	27	229,610	45,225	45,225	145,225	128,889	128,889	228,889	387,362	387,362	487,362
73	28	245,291	43,850	43,850	143,850	133,744	133,744	233,744	426,012	426,012	526,012
74	29	261,755	42,014	42,014	142,014	138,299	138,299	238,299	468,039	468,039	568,039
75	30	279,043	39,665	39,665	139,665	142,478	142,478	242,478	513,719	513,719	613,719
76	31	297,195	36,774	36,774	136,774	146,225	146,225	246,225	563,377	563,377	663,377
77	32	316,255	33,310	33,310	133,310	149,482	149,482	249,482	617,373	617,373	717,373
78	33	336,268	29,252	29,252	129,252	152,194	152,194	252,194	676,109	676,109	776,109
79	34	357,281	24,584	24,584	124,584	154,313	154,313	254,313	740,036	740,036	840,036
80	35	379,345	19,276	19,276	119,276	155,770	155,770	255,770	809,630	809,630	909,630
81	36	402,513	13,266	13,266	113,266	156,464	156,464	256,464	885,388	885,388	985,388
82	37	426,838	6,478	6,478	106,478	156,270	156,270	256,270	967,832	967,832	1,067,832
83	38	452,380	*	*	*	155,029	155,029	255,029	1,057,511	1,057,511	1,157,511
84	39	479,199	*	*	*	152,565	152,565	252,565	1,155,017	1,155,017	1,255,017
85	40	507,359	*	*	*	148,716	148,716	248,716	1,261,023	1,261,023	1,361,023
86	41	536,927	*	*	*	143,340	143,340	243,340	1,376,299	1,376,299	1,476,299
87	42	567,973	*	*	*	136,320	136,320	236,320	1,501,721	1,501,721	1,601,721
88	43	600,572	*	*	*	127,541	127,541	227,541	1,638,266	1,638,266	1,738,266
89	44	634,801	*	*	*	116,918	116,918	216,918	1,787,039	1,787,039	1,887,039
90	45	670,741	*	*	*	104,337	104,337	204,337	1,949,234	1,949,234	2,049,234
91	46	708,478	*	*	*	89,663	89,663	189,663	2,125,692	2,125,692	2,225,692
92	47	748,102	*	*	*	72,725	72,725	172,725	2,318,672	2,318,672	2,418,672
93	48	789,707	*	*	*	53,291	53,291	153,291	2,529,242	2,529,242	2,629,242
94	49	833,392	*	*	*	31,043	31,043	131,043	2,758,952	2,758,952	2,858,952
95	50	879,262	*	*	*	5,307	5,307	105,307	3,009,156	3,009,156	3,109,156

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

Premiere I
$3,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,150	2,097	1,704	102,097	2,243	1,850	102,243	2,389	1,996	102,389
47	2	6,458	4,434	4,041	104,434	4,865	4,472	104,865	5,314	4,921	105,314
48	3	9,930	6,706	6,313	106,706	7,573	7,180	107,573	8,511	8,118	108,511
49	4	13,577	8,914	8,521	108,914	10,368	9,975	110,368	12,004	11,612	112,004
50	5	17,406	11,056	10,664	111,056	13,253	12,861	113,253	15,824	15,431	115,824
51	6	21,426	13,131	12,739	113,131	16,228	15,835	116,228	19,997	19,604	119,997
52	7	25,647	15,138	14,789	115,138	19,294	18,945	119,294	24,559	24,209	124,559
53	8	30,080	17,074	16,768	117,074	22,451	22,145	122,451	29,543	29,237	129,543
54	9	34,734	19,090	18,828	119,090	25,857	25,595	125,857	35,152	34,890	135,152
55	10	39,620	21,116	20,898	121,116	29,453	29,234	129,453	41,376	41,158	141,376
56	11	44,751	23,278	23,103	123,278	33,437	33,262	133,437	48,568	48,393	148,568
57	12	50,139	25,375	25,244	125,375	37,572	37,441	137,572	56,494	56,363	156,494
58	13	55,796	27,400	27,312	127,400	41,857	41,770	141,857	65,225	65,138	165,225
59	14	61,736	29,329	29,285	129,329	46,274	46,230	146,274	74,821	74,778	174,821
60	15	67,972	31,182	31,182	131,182	50,847	50,847	150,847	85,397	85,397	185,397
61	16	74,521	32,914	32,914	132,914	55,539	55,539	155,539	97,008	97,008	197,008
62	17	81,397	34,561	34,561	134,561	60,389	60,389	160,389	109,803	109,803	209,803
63	18	88,617	36,119	36,119	136,119	65,400	65,400	165,400	123,904	123,904	223,904
64	19	96,198	37,593	37,593	137,593	70,584	70,584	170,584	139,457	139,457	239,457
65	20	104,158	38,967	38,967	138,967	75,932	75,932	175,932	156,601	156,601	256,601
66	21	112,516	40,235	40,235	140,235	81,445	81,445	181,445	175,499	175,499	275,499
67	22	121,291	41,389	41,389	141,389	87,119	87,119	187,119	196,330	196,330	296,330
68	23	130,506	42,432	42,432	142,432	92,967	92,967	192,967	219,306	219,306	319,306
69	24	140,181	43,342	43,342	143,342	98,971	98,971	198,971	244,633	244,633	344,633
70	25	150,340	44,124	44,124	144,124	105,141	105,141	205,141	272,567	272,567	372,567
71	26	161,007	44,745	44,745	144,745	111,453	111,453	211,453	303,355	303,355	403,355
72	27	172,208	45,205	45,205	145,205	117,908	117,908	217,908	337,300	337,300	437,300
73	28	183,968	45,460	45,460	145,460	124,468	124,468	224,468	374,696	374,696	474,696
74	29	196,317	45,501	45,501	145,501	131,125	131,125	231,125	415,904	415,904	515,904
75	30	209,282	45,271	45,271	145,271	137,822	137,822	237,822	461,269	461,269	561,269
76	31	222,896	44,756	44,756	144,756	144,545	144,545	244,545	511,223	511,223	611,223
77	32	237,191	43,913	43,913	143,913	151,245	151,245	251,245	566,212	566,212	666,212
78	33	252,201	42,696	42,696	142,696	157,872	157,872	257,872	626,726	626,726	726,726
79	34	267,961	41,014	41,014	141,014	164,322	164,322	264,322	693,259	693,259	793,259
80	35	284,509	38,853	38,853	138,853	170,566	170,566	270,566	766,440	766,440	866,440
81	36	301,884	36,161	36,161	136,161	176,536	176,536	276,536	846,926	846,926	946,926
82	37	320,129	32,888	32,888	132,888	182,160	182,160	282,160	935,445	935,445	1,035,445
83	38	339,285	28,985	28,985	128,985	187,364	187,364	287,364	1,032,803	1,032,803	1,132,803
84	39	359,399	24,330	24,330	124,330	191,995	191,995	291,995	1,139,817	1,139,817	1,239,817
85	40	380,519	18,939	18,939	118,939	196,032	196,032	296,032	1,257,538	1,257,538	1,357,538
86	41	402,695	12,764	12,764	112,764	199,387	199,387	299,387	1,387,058	1,387,058	1,487,058
87	42	425,980	5,735	5,735	105,735	201,947	201,947	301,947	1,529,568	1,529,568	1,629,568
88	43	450,429	*	*	*	203,610	203,610	303,610	1,686,403	1,686,403	1,786,403
89	44	476,100	*	*	*	204,267	204,267	304,267	1,859,043	1,859,043	1,959,043
90	45	503,055	*	*	*	203,805	203,805	303,805	2,049,097	2,049,097	2,151,552
91	46	531,358	*	*	*	202,103	202,103	302,103	2,257,370	2,257,370	2,357,370
92	47	561,076	*	*	*	199,066	199,066	299,066	2,487,886	2,487,886	2,587,886
93	48	592,280	*	*	*	194,568	194,568	294,568	2,741,920	2,741,920	2,841,920
94	49	625,044	*	*	*	188,476	188,476	288,476	3,021,945	3,021,945	3,121,945
95	50	659,446	*	*	*	180,650	180,650	280,650	3,330,700	3,330,700	3,430,700

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

Premiere I
$3,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,150	2,073	1,680	102,073	2,218	1,825	102,218	2,363	1,971	102,363
47	2	6,458	4,387	3,994	104,387	4,815	4,422	104,815	5,261	4,868	105,261
48	3	9,930	6,636	6,243	106,636	7,496	7,103	107,496	8,427	8,034	108,427
49	4	13,577	8,821	8,428	108,821	10,264	9,871	110,264	11,887	11,494	111,887
50	5	17,406	10,942	10,549	110,942	13,120	12,727	113,120	15,669	15,276	115,669
51	6	21,426	12,995	12,602	112,995	16,065	15,672	116,065	19,802	19,409	119,802
52	7	25,647	14,980	14,631	114,980	19,099	18,750	119,099	24,318	23,969	124,318
53	8	30,080	16,895	16,590	116,895	22,223	21,918	122,223	29,252	28,947	129,252
54	9	34,734	18,735	18,473	118,735	25,435	25,173	125,435	34,641	34,379	134,641
55	10	39,620	20,499	20,281	120,499	28,736	28,518	128,736	40,528	40,310	140,528
56	11	44,751	22,246	22,071	122,246	32,190	32,015	132,190	47,027	46,853	147,027
57	12	50,139	23,915	23,784	123,915	35,739	35,608	135,739	54,133	54,002	154,133
58	13	55,796	25,509	25,422	125,509	39,388	39,301	139,388	61,906	61,818	161,906
59	14	61,736	27,030	26,987	127,030	43,143	43,099	143,143	70,415	70,371	170,415
60	15	67,972	28,477	28,477	128,477	47,005	47,005	147,005	79,733	79,733	179,733
61	16	74,521	29,844	29,844	129,844	50,970	50,970	150,970	89,931	89,931	189,931
62	17	81,397	31,121	31,121	131,121	55,032	55,032	155,032	101,088	101,088	201,088
63	18	88,617	32,294	32,294	132,294	59,178	59,178	159,178	113,283	113,283	213,283
64	19	96,198	33,343	33,343	133,343	63,391	63,391	163,391	126,598	126,598	226,598
65	20	104,158	34,253	34,253	134,253	67,652	67,652	167,652	141,126	141,126	241,126
66	21	112,516	35,016	35,016	135,016	71,955	71,955	171,955	156,978	156,978	256,978
67	22	121,291	35,624	35,624	135,624	76,290	76,290	176,290	174,278	174,278	274,278
68	23	130,506	36,079	36,079	136,079	80,657	80,657	180,657	193,170	193,170	293,170
69	24	140,181	36,382	36,382	136,382	85,055	85,055	185,055	213,811	213,811	313,811
70	25	150,340	36,525	36,525	136,525	89,477	89,477	189,477	236,368	236,368	336,368
71	26	161,007	36,489	36,489	136,489	93,898	93,898	193,898	261,010	261,010	361,010
72	27	172,208	36,241	36,241	136,241	98,283	98,283	198,283	287,908	287,908	387,908
73	28	183,968	35,735	35,735	135,735	102,578	102,578	202,578	317,236	317,236	417,236
74	29	196,317	34,917	34,917	134,917	106,719	106,719	206,719	349,178	349,178	449,178
75	30	209,282	33,738	33,738	133,738	110,641	110,641	210,641	383,936	383,936	483,936
76	31	222,896	32,152	32,152	132,152	114,284	114,284	214,284	421,741	421,741	521,741
77	32	237,191	30,126	30,126	130,126	117,593	117,593	217,593	462,856	462,856	562,856
78	33	252,201	27,633	27,633	127,633	120,518	120,518	220,518	507,575	507,575	607,575
79	34	267,961	24,644	24,644	124,644	123,007	123,007	223,007	556,226	556,226	656,226
80	35	284,509	21,121	21,121	121,121	124,989	124,989	224,989	609,149	609,149	709,149
81	36	301,884	16,995	16,995	116,995	126,365	126,365	226,365	666,697	666,697	766,697
82	37	320,129	12,182	12,182	112,182	127,011	127,011	227,011	729,229	729,229	829,229
83	38	339,285	6,572	6,572	106,572	126,770	126,770	226,770	797,121	797,121	897,121
84	39	359,399	45	45	100,045	125,468	125,468	225,468	870,768	870,768	970,768
85	40	380,519	*	*	*	122,944	122,944	222,944	950,630	950,630	1,050,630
86	41	402,695	*	*	*	119,034	119,034	219,034	1,037,217	1,037,217	1,137,217
87	42	425,980	*	*	*	113,588	113,588	213,588	1,131,110	1,131,110	1,231,110
88	43	450,429	*	*	*	106,444	106,444	206,444	1,232,943	1,232,943	1,332,943
89	44	476,100	*	*	*	97,446	97,446	197,446	1,343,429	1,343,429	1,443,429
90	45	503,055	*	*	*	86,410	86,410	186,410	1,463,328	1,463,328	1,563,328
91	46	531,358	*	*	*	73,144	73,144	173,144	1,593,477	1,593,477	1,693,477
92	47	561,076	*	*	*	57,413	57,413	157,413	1,734,760	1,734,760	1,834,760
93	48	592,280	*	*	*	38,914	38,914	138,914	1,888,093	1,888,093	1,988,093
94	49	625,044	*	*	*	17,231	17,231	117,231	2,054,379	2,054,379	2,154,379
95	50	659,446	*	*	*	*	*	*	2,234,349	2,234,349	2,334,349

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

Premiere I
$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	719	327	100,000	782	389	100,000	844	452	100,000
47	2	3,229	1,707	1,314	100,000	1,886	1,493	100,000	2,073	1,681	100,000
48	3	4,965	2,658	2,265	100,000	3,018	2,625	100,000	3,408	3,015	100,000
49	4	6,788	3,572	3,179	100,000	4,177	3,784	100,000	4,859	4,466	100,000
50	5	8,703	4,450	4,057	100,000	5,364	4,971	100,000	6,436	6,043	100,000
51	6	10,713	5,287	4,895	100,000	6,578	6,185	100,000	8,151	7,758	100,000
52	7	12,824	6,085	5,735	100,000	7,817	7,468	100,000	10,018	9,668	100,000
53	8	15,040	6,839	6,533	100,000	9,081	8,776	100,000	12,049	11,743	100,000
54	9	17,367	7,689	7,427	100,000	10,511	10,249	100,000	14,401	14,140	100,000
55	10	19,810	8,570	8,352	100,000	12,048	11,830	100,000	17,043	16,825	100,000
56	11	22,376	9,495	9,321	100,000	13,740	13,566	100,000	20,091	19,916	100,000
57	12	25,069	10,378	10,247	100,000	15,487	15,356	100,000	23,447	23,316	100,000
58	13	27,898	11,212	11,125	100,000	17,283	17,196	100,000	27,143	27,056	100,000
59	14	30,868	11,976	11,933	100,000	19,115	19,071	100,000	31,203	31,159	100,000
60	15	33,986	12,689	12,689	100,000	21,000	21,000	100,000	35,686	35,686	100,000
61	16	37,261	13,312	13,312	100,000	22,909	22,909	100,000	40,618	40,618	100,000
62	17	40,699	13,877	13,877	100,000	24,872	24,872	100,000	46,079	46,079	100,000
63	18	44,309	14,379	14,379	100,000	26,892	26,892	100,000	52,137	52,137	100,000
64	19	48,099	14,823	14,823	100,000	28,977	28,977	100,000	58,873	58,873	100,000
65	20	52,079	15,197	15,197	100,000	31,122	31,122	100,000	66,369	66,369	100,000
66	21	56,258	15,494	15,494	100,000	33,331	33,331	100,000	74,726	74,726	100,000
67	22	60,646	15,707	15,707	100,000	35,603	35,603	100,000	84,060	84,060	100,000
68	23	65,253	15,839	15,839	100,000	37,948	37,948	100,000	94,434	94,434	110,488
69	24	70,091	15,870	15,870	100,000	40,363	40,363	100,000	105,893	105,893	122,836
70	25	75,170	15,802	15,802	100,000	42,857	42,857	100,000	118,552	118,552	136,335
71	26	80,504	15,607	15,607	100,000	45,424	45,424	100,000	132,534	132,534	149,764
72	27	86,104	15,281	15,281	100,000	48,075	48,075	100,000	148,005	148,005	164,286
73	28	91,984	14,784	14,784	100,000	50,800	50,800	100,000	165,128	165,128	179,990
74	29	98,158	14,103	14,103	100,000	53,611	53,611	100,000	184,096	184,096	196,983
75	30	104,641	13,181	13,181	100,000	56,498	56,498	100,000	205,120	205,120	215,376
76	31	111,448	11,994	11,994	100,000	59,476	59,476	100,000	228,452	228,452	239,874
77	32	118,596	10,493	10,493	100,000	62,552	62,552	100,000	254,223	254,223	266,934
78	33	126,100	8,613	8,613	100,000	65,736	65,736	100,000	282,677	282,677	296,810
79	34	133,980	6,242	6,242	100,000	69,032	69,032	100,000	314,069	314,069	329,773
80	35	142,254	3,325	3,325	100,000	72,477	72,477	100,000	348,693	348,693	366,128
81	36	150,942	*	*	*	76,108	76,108	100,000	386,859	386,859	406,201
82	37	160,064	*	*	*	79,973	79,973	100,000	428,904	428,904	450,349
83	38	169,643	*	*	*	84,138	84,138	100,000	475,194	475,194	498,954
84	39	179,700	*	*	*	88,680	88,680	100,000	526,107	526,107	552,412
85	40	190,260	*	*	*	93,725	93,725	100,000	582,081	582,081	611,185
86	41	201,348	*	*	*	99,224	99,224	104,185	643,574	643,574	675,753
87	42	212,990	*	*	*	104,913	104,913	110,158	711,073	711,073	746,627
88	43	225,215	*	*	*	110,791	110,791	116,331	785,102	785,102	824,358
89	44	238,050	*	*	*	116,857	116,857	122,700	866,223	866,223	909,535
90	45	251,528	*	*	*	123,108	123,108	129,263	955,035	955,035	1,002,786
91	46	265,679	*	*	*	129,540	129,540	134,722	1,052,172	1,052,172	1,094,259
92	47	280,538	*	*	*	136,360	136,360	140,451	1,160,102	1,160,102	1,194,905
93	48	296,140	*	*	*	143,628	143,628	146,500	1,280,414	1,280,414	1,306,022
94	49	312,522	*	*	*	151,418	151,418	152,932	1,415,011	1,415,011	1,429,161
95	50	329,723	*	*	*	159,816	159,816	159,816	1,566,182	1,566,182	1,566,182

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

Premiere I
$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	696	303	100,000	757	364	100,000	819	426	100,000
47	2	3,229	1,659	1,267	100,000	1,836	1,443	100,000	2,020	1,627	100,000
48	3	4,965	2,588	2,195	100,000	2,941	2,548	100,000	3,324	2,931	100,000
49	4	6,788	3,479	3,086	100,000	4,072	3,679	100,000	4,740	4,347	100,000
50	5	8,703	4,334	3,941	100,000	5,230	4,837	100,000	6,280	5,887	100,000
51	6	10,713	5,149	4,757	100,000	6,412	6,019	100,000	7,953	7,560	100,000
52	7	12,824	5,925	5,576	100,000	7,620	7,270	100,000	9,773	9,424	100,000
53	8	15,040	6,657	6,352	100,000	8,850	8,544	100,000	11,753	11,448	100,000
54	9	17,367	7,342	7,080	100,000	10,100	9,838	100,000	13,906	13,644	100,000
55	10	19,810	7,980	7,762	100,000	11,370	11,152	100,000	16,250	16,032	100,000
56	11	22,376	8,600	8,425	100,000	12,691	12,517	100,000	18,840	18,666	100,000
57	12	25,069	9,170	9,039	100,000	14,035	13,904	100,000	21,670	21,539	100,000
58	13	27,898	9,693	9,605	100,000	15,404	15,317	100,000	24,769	24,682	100,000
59	14	30,868	10,171	10,127	100,000	16,802	16,759	100,000	28,170	28,127	100,000
60	15	33,986	10,602	10,602	100,000	18,230	18,230	100,000	31,908	31,908	100,000
61	16	37,261	10,981	10,981	100,000	19,683	19,683	100,000	36,017	36,017	100,000
62	17	40,699	11,299	11,299	100,000	21,156	21,156	100,000	40,537	40,537	100,000
63	18	44,309	11,543	11,543	100,000	22,639	22,639	100,000	45,510	45,510	100,000
64	19	48,099	11,695	11,695	100,000	24,119	24,119	100,000	50,982	50,982	100,000
65	20	52,079	11,740	11,740	100,000	25,584	25,584	100,000	57,014	57,014	100,000
66	21	56,258	11,669	11,669	100,000	27,030	27,030	100,000	63,681	63,681	100,000
67	22	60,646	11,475	11,475	100,000	28,451	28,451	100,000	71,072	71,072	100,000
68	23	65,253	11,156	11,156	100,000	29,850	29,850	100,000	79,293	79,293	100,000
69	24	70,091	10,709	10,709	100,000	31,227	31,227	100,000	88,457	88,457	102,610
70	25	75,170	10,126	10,126	100,000	32,580	32,580	100,000	98,542	98,542	113,323
71	26	80,504	9,381	9,381	100,000	33,895	33,895	100,000	109,600	109,600	123,849
72	27	86,104	8,441	8,441	100,000	35,151	35,151	100,000	121,752	121,752	135,145
73	28	91,984	7,254	7,254	100,000	36,315	36,315	100,000	135,111	135,111	147,271
74	29	98,158	5,758	5,758	100,000	37,350	37,350	100,000	149,807	149,807	160,294
75	30	104,641	3,884	3,884	100,000	38,219	38,219	100,000	165,995	165,995	174,295
76	31	111,448	1,565	1,565	100,000	38,882	38,882	100,000	183,854	183,854	193,047
77	32	118,596	*	*	*	39,303	39,303	100,000	203,428	203,428	213,599
78	33	126,100	*	*	*	39,444	39,444	100,000	224,871	224,871	236,114
79	34	133,980	*	*	*	39,257	39,257	100,000	248,350	248,350	260,768
80	35	142,254	*	*	*	38,677	38,677	100,000	274,046	274,046	287,748
81	36	150,942	*	*	*	37,607	37,607	100,000	302,146	302,146	317,253
82	37	160,064	*	*	*	35,912	35,912	100,000	332,847	332,847	349,490
83	38	169,643	*	*	*	33,407	33,407	100,000	366,355	366,355	384,673
84	39	179,700	*	*	*	29,841	29,841	100,000	402,880	402,880	423,024
85	40	190,260	*	*	*	24,898	24,898	100,000	442,647	442,647	464,780
86	41	201,348	*	*	*	18,152	18,152	100,000	485,889	485,889	510,184
87	42	212,990	*	*	*	9,031	9,031	100,000	532,853	532,853	559,496
88	43	225,215	*	*	*	*	*	*	583,793	583,793	612,983
89	44	238,050	*	*	*	*	*	*	638,975	638,975	670,924
90	45	251,528	*	*	*	*	*	*	698,663	698,663	733,597
91	46	265,679	*	*	*	*	*	*	763,128	763,128	793,653
92	47	280,538	*	*	*	*	*	*	834,389	834,389	859,420
93	48	296,140	*	*	*	*	*	*	913,534	913,534	931,804
94	49	312,522	*	*	*	*	*	*	1,001,900	1,001,900	1,011,919
95	50	329,723	*	*	*	*	*	*	1,101,170	1,101,170	1,101,170

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

    Incontestability.  Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

    Suicide Exclusion.  If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

    Misstatement of Age or Sex.  If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

    Other Changes.  At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

    Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

Reports to Policy Owners

    At least once each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

    The following supplemental riders and endorsements may be available to be added to your Policy, subject to product and state availability. Monthly charges, if applicable, will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies do not vary with the investment experience of the Variable Account.

    Children's Term Life Insurance Rider.  Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

    Accidental Death Benefit Rider.  Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.

    Disability Benefit Rider.  Provides for the crediting of a specific Premium Payment to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that We receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

    Guaranteed Insurability Rider.  Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. (See "Changing the Face Amount".)

    Protected Insurability Benefit Rider.  Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

    Flexible Coverage Rider (FCR).  Provides an additional death benefit payable on the death of the covered Insured of a Premiere Provider Policy without increasing the Policy's Face Amount. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value for this benefit.

    Term Rider for Covered Insured (CIR).  Provides an additional death benefit payable on the death of the covered Insured of a Premiere I Policy without increasing the Policy's Face Amount. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value for this benefit. The CIR may also be purchased with a Premiere Provider Policy to provide a death benefit payable on the death of a covered insured, other than the Insured.

    Additional rules and limits apply to these supplemental riders. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

    Terminal Illness Accelerated Death Benefit Endorsement.  Provides an accelerated death benefit for terminal illness in Policies issued on or after January 3, 2000. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit will be based on a portion of the current Face Amount and will be subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment will be established against the policy and will accumulate interest. When an accelerated death benefit is paid, an amount equal to the benefit payment is transferred out of the Sub-Accounts and the Fixed Account to a lien account within the Loan Account established for the Policy. Like the Fixed Account, this lien account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. The collateral for the lien is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bear to the total unloaned Policy Value or the date the accelerated death benefit is paid. On each Policy Anniversary, an amount of Policy Value equal to any interest due on the lien will be transferred to the lien account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value on such Policy Anniversary. The primary impact of the lien and any accumulated interest will be a reduction of the amount of the death benefit by the amount of the lien plus accumulated interest. The lien will also reduce the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

    Cash Value Accumulation Test Endorsement,  Provides alternative death benefits based on the guideline premium compliance test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from that applicable without the endorsement.

    Policy Loan Endorsement.  Provides for loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

Reinsurance

    The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education,

(2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks including market risks and the possible loss of principal paid as premiums. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

    Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences, or Federal estate and gift tax consequences, associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT  — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, under Premiere I Protective Life does deduct a charge from each premium payment in all Policy Years to compensate it for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any

federal, state, or local income taxes that it incurs and determines to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Life Insurance Policies

    Tax Status of the Policy.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and/or the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

    Diversification Requirements.  The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    Ownership Treatment.  In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.

    Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals.

    In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies Which Are Not MECs

    Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

    Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 places limitations on the amount of premiums that may be paid and/or the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

    Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

    Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies Which Are MECs

    Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

    Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

    If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

    Penalty Tax.  Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2,

(2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

    Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Maturity and Constructive Receipt Issues. — At the Maturity Date of the Premiere I Policy, the Surrender Value will be paid to the Owner. This payment will be taxable in the same manner as a surrender of the Policy. If the Owner elects to extend the Maturity Date (which must be done prior to the Maturity Date) and such extension is approved, it is possible that the IRS could treat the Owner as being in constructive receipt of the Cash Value when the insured reaches age 95. In the case of the Premier Provider Policy, the IRS could similarly determine that an Owner is in constructive receipt of the Cash Value if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In either of these cases where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums and/or Policy Values it has determined for the Policies will comply with the federal tax definition of life insurance. Where appropriate, Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with earnings. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 110% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first policy year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5% on premiums. After the first ten Policy Years registered representatives may be paid 0.25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher those identified above.

    Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (1) directors, officers or employees of Protective Life or any of its affiliates, (2) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

Corporate Purchasers

    The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the sales charge, administrative fees, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.

Protective Life Directors and Executive Officers

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.

NAME	AGE	POSITION WITH PROTECTIVE LIFE
Drayton Nabers, Jr.	60	Chairman of the Board and Director
John D. Johns	49	President and Director
R. Stephen Briggs	51	Executive Vice President and Director
Jim E. Massengale	59	Executive Vice President, Acquisitions and Director
A.S. Williams III	64	Executive Vice President, Investments, Treasurer and Director
Richard J. Bielen	40	Senior Vice President, Investments and Director
Chris T. Calos	39	Senior Vice President, Dental and Consumer Benefits and Director
Thomas Davis Keyes	48	Director
Carolyn King	50	Senior Vice President, Investment Products and Director
Deborah J. Long	47	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	47	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	47	Senior Vice President and Chief Actuary and Director
Judy Wilson	43	Senior Vice President, Stable Value Products
Jerry W. DeFoor	48	Vice President and Controller, and Chief Accounting Officer

    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President of Protective Life and President and Chief Operating Officer of PLC since August 1996. He was Executive Vice President and Chief Financial Officer of Protective Life and PLC from October 1993 to August 1996. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

    Mr. Briggs has been Executive Vice President of Protective Life and PLC since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective Life and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of Protective Life and PLC. Mr. Williams has been employed by the PLC and its subsidiaries since 1964.

    Mr. Bielen has been Senior Vice President, Investments of Protective Life and PLC since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective Life.

    Mr. Calos has been a Senior Vice President, Dental and Consumer Benefits of Protective Life Insurance Company and Protective Life Corporation since January 2001. From 1990 until January 2001, he was Vice President, Dental and Consumer Benefits of Protective Life. Mr. Calos has been employed by Protective Life Corporation and its subsidiaries since 1987.

    Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries in various capacities since 1982.

    Ms. King has been Senior Vice President, Investment Products Division of Protective Life and PLC since April 1995.

    Ms. Long has been Senior Vice President, Secretary and General Counsel of Protective Life since September 1996 and of PLC since November 1996. Ms. Long was Senior Vice President and General Counsel of Protective Life from February 1994 to September 1996 and of PLC from February 1994 to November 1996.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since 1978.

    Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

Independent Accountants

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 1999 and December 31, 1998 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1999 included in this prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

    The consolidated balance sheets of Protective Life as of December 31, 1999 and 1998 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999 and the related financial statement schedules included in this prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Experts

    Actuarial matters included in this Prospectus have been examined by Stephen Peeples, F.S.A., M.A.A.A. whose opinion is filed as an exhibit to the registration statement.

IMSA

    Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such as may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 1999 and December 31, 1998 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1999 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999, and 1998 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 as well as the Report of Independent Accountants are contained herein.

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

    In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets listed in the accompanying index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account (the Separate Account) at December 31, 1999 and 1998, and the results of its operations and changes in net assets for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Birmingham, Alabama
March 22, 2000

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$2,916	$3,396	$791	$1,130	$4,430	$6,719	$39
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	2,916	3,396	791	1,130	4,430	6,719	39

Liabilities
Payable to Protective Life Insurance Company	0	18	21	5	43	1	0

Net assets	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$121	$3,506	$3,781	$1,954	$606	$203	$177
Receivable from Protective Life Insurance Company	0	0	0	0	0	2	0

Total assets	121	3,506	3,781	1,954	606	205	177

Liabilities
Payable to Protective Life Insurance Company	0	6	7	21	0	0	0

Net assets	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$2,192	$3,269	$1,939	$2,385	$618	$362	$64
Receivable from Protective Life Insurance Company	0	7	0	11	0	2	0

Total assets	2,192	3,276	1,939	2,396	618	364	64

Liabilities
Payable to Protective Life Insurance Company	8	0	27	0	22	0	0

Net assets	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$11	$1	$40,610
Receivable from Protective Life Insurance Company	0	0	22

Total assets	11	1	40,632

Liabilities
Payable to Protective Life Insurance Company	0	0	179

Net assets	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Assets
Investment in sub-accounts at market value	$304	$1,922	$1,442	$308	$769	$1,502	$2,627	$4	$29
Receivable from Protective Life Insurance Company	0	17	23	4	13	20	31	0	0

Total assets	304	1,939	1,465	312	782	1,522	2,658	4	29

Liabilities
Payable to Protective Life Insurance Company	1	0	0	0	0	0	0	0	0

Net assets-	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Assets
Investment in sub-accounts at market value	$699	$1,414	$477	$133	$598	$1,012	$359	$140	$13,739
Receivable from Protective Life Insurance Company	0	1	15	0	0	0	0	2	126

Total assets	699	1,415	492	133	598	1,012	359	142	13,865

Liabilities
Payable to Protective Life Insurance Company	3	0	0	1	0	1	0	0	6

Net assets	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations	$133	$763	$(4)	$(7)	$620	$1,240	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations-	$10	$1,335	$638	$105	$4	$46	$27

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations-	$850	$784	$217	$61	$15	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations-	$1	$0	$6,912

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$4	$24	$1	$6	$4	$8	$10	$0	$1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(4)	0	0	(9)	(5)	(1)	0	0
Capital gain distribution	0	140	67	7	90	14	45	0	1

Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net realized and unrealized gain (loss) on investments	0	(103)	179	8	(127)	162	461	0	1

Net increase (decrease) in net assets resulting from operations	$4	$(79)	$180	$14	$(123)	$170	$471	$0	$2

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$1	$0	$0	$1	$2	$0	$0	$62

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(10)	(6)	0	0	(1)	0	0	0	(36)
Capital gain distribution	2	11	0	0	5	21	1	0	404

Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) on investments during the period	114	163	35	7	61	113	27	1	757

Net realized and unrealized gain (loss) on investments	106	168	35	7	65	134	28	1	1,125

Net increase (decrease) in net assets resulting from operations	$106	$169	$35	$7	$66	$136	$28	$1	$1,187

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1997
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$1	$7	$9	$9	$2	$3	$4	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	0	0	0	0	0	0
Capital gain distribution	0	132	30	1	62	33	39	0	0

Net realized gain (loss) on investments	0	133	30	1	62	33	39	0	0
Net unrealized appreciation (depreciation) on investments during the period	0	(19)	(31)	(4)	38	21	54	0	0

Net realized and unrealized gain (loss) on investments	0	114	(1)	(3)	100	54	93	0	0

Net increase (decrease) in net assets resulting from operations	$1	$121	$8	$6	$102	$57	$97	$0	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1997
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0	$1	$36

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	0	0	0	0	0	0	0	0
Capital gain distribution	0	0	0	0	0	0	0	0	297

Net realized gain (loss) on investments	(1)	0	0	0	0	0	0	0	297
Net unrealized appreciation (depreciation) on investments during the period	(1)	1	0	0	0	0	0	0	59

Net realized and unrealized gain (loss) on investments	(2)	1	0	0	0	0	0	0	356

Net increase (decrease) in net assets resulting from operations-	$(2)	$1	$0	$0	$0	$0	$0	$1	$392

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$2	$8	$0	$0	$0	$0	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	133	763	(4)	(7)	620	1,240	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Mortality and expense risk charges	(22)	(19)	(5)	(9)	(25)	(39)	0
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers from other portfolios	691	957	473	213	2,217	2,665	25

Net increase in net assets resulting from variable life policy transactions	844	1,150	462	350	2,245	2,820	28

Net increase in net assets	977	1,913	458	343	2,865	4,060	35

Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$3	$0	$4	$3	$5	$0	$0
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	10	1,335	638	105	4	46	27

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Mortality and expense risk charges	(1)	(14)	(21)	(11)	(3)	0	(1)
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase in net assets resulting from variable life policy transactions	82	1,469	1,721	1,336	470	159	150

Net increase in net assets	92	2,804	2,359	1,441	474	205	177

Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$0	$4	$3	$60	$15	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	850	784	217	61	15	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Mortality and expense risk charges	(10)	(16)	(10)	(10)	(3)	0	0
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase in net assets resulting from variable life policy transactions	736	1,481	1,336	2,032	439	298	63

Net increase in net assets	1,586	2,265	1,553	2,093	454	364	64

Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$107
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,912

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Mortality and expense risk charges	0	0	(219)
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers from other portfolios	10	0	18,406

Net increase in net assets resulting from variable life policy transactions	10	1	19,682

Net increase in net assets	11	1	26,594

Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$4	$24	$1	$6	$4	$8	$10	$0	$1
Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net increase (decrease) in net assets resulting from operations	4	(79)	180	14	(123)	170	471	0	2

From variable life policy transactions
Contract owners' net payments	196	654	467	75	326	265	585	1	12
Mortality and expense risk charges	(1)	(14)	(9)	(1)	(6)	(7)	(12)	0	0
Cost of insurance and administrative charges	(7)	(262)	(154)	(25)	(107)	(112)	(209)	0	(2)
Surrenders	(18)	(205)	(59)	(5)	(48)	(22)	(35)	0	0
Death benefits		(2)	(3)	(5)	(2)	(3)	(5)	0	0
Net policy loan repayments (withdrawals)	0	(29)	(10)	(6)	7	2	(20)	0	0
Transfers from other portfolios	78	872	504	153	166	810	1,247	3	17

Net increase in net assets resulting from variable life policy transactions	248	1,014	736	186	336	933	1,551	4	27

Net increase in net assets	252	935	916	200	213	1,103	2,022	4	29

Net assets, beginning of year	51	1,004	549	112	569	419	636	0	0

Net assets, end of year	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$1	$0	$0	$1	$2	$0	$0	$62
Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) of investments during the period	114	163	35	7	61	113	27	1	757

Net increase (decrease) in net assets resulting from operations	106	169	35	7	66	136	28	1	1,187

From variable life policy transactions
Contract owners' net payments	150	341	58	20	147	231	45	36	3,609
Mortality and expense risk charges	(3)	(6)	(1)	(1)	(3)	(4)	(1)	0	(69)
Cost of insurance and administrative charges	(54)	(94)	(15)	(4)	(50)	(70)	(14)	(10)	(1,189)
Surrenders	(8)	(6)	0	0	(7)	(4)	(1)	0	(418)
Death benefits	(2)	(5)	0	0	(1)	(3)	0	0	(31)
Net policy loan repayments (withdrawals)	17	17	0	0	0	(1)	0	0	(23)
Transfers from other portfolios	431	878	408	107	390	651	291	104	7,110

Net increase in net assets resulting from variable life policy transactions	531	1,125	450	122	476	800	320	130	8,989

Net increase in net assets	637	1,294	485	129	542	936	348	131	10,176

Net assets, beginning of year	59	121	7	3	56	75	11	11	3,683

Net assets, end of year	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1997
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$1	$7	$9	$9	$2	$3	$4	$0	$0
Net realized gain (loss) on investments	0	133	30	1	62	33	39	0	0
Net unrealized appreciation (depreciation) of investments during the period	0	(19)	(31)	(4)	38	21	54	0	0

Net increase (decrease) in net assets resulting from operations	1	121	8	6	102	57	97	0	0

From variable life policy transactions
Contract owners' net payments	35	321	216	31	188	137	216	0	0
Mortality and expense risk charges	0	(5)	(3)	(1)	(3)	(2)	(3)	0	0
Cost of insurance and administrative charges	(1)	(113)	(76)	(10)	(77)	(47)	(79)	0	0
Surrenders	0	(7)	(2)	0	(6)	(5)	(2)	0	0
Death benefits	0	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	0	(19)	(18)	0	0	0
Transfers from other portfolios	2	537	284	65	255	221	302	0	0

Net increase in net assets resulting from variable life policy transactions	36	733	419	85	338	286	434	0	0

Net increase in net assets	37	854	427	91	440	343	531	0	0

Net assets, beginning of year	14	150	122	21	129	76	105	0	0

Net assets, end of year	$51	$1,004	$549	$112	$569	$419	$636	$0	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1997
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$0	$0	$0	$0	$0	$0	$1	$36
Net realized gain (loss) on investments	(1)	0	0	0	0	0	0	0	297
Net unrealized appreciation (depreciation) of investments during the period	(1)	1	0	0	0	0	0	0	59

Net increase (decrease) in net assets resulting from operations	(2)	1	0	0	0	0	0	1	392

From variable life policy transactions
Contract owners' net payments	18	32	0	1	17	22	2	1	1,237
Mortality and expense risk charges	0	(1)	0	0	0	0	0	0	(18)
Cost of insurance and administrative charges	(4)	(6)	0	0	(4)	(4)	(1)	(1)	(423)
Surrenders	(4)	(1)	0	0	(4)	0	0	0	(31)
Death benefits	0	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(16)	(17)	0	0	0	0	0	0	(70)
Transfers from other portfolios	67	113	7	2	47	57	10	10	1,979

Net increase in net assets resulting from variable life policy transactions	61	120	7	3	56	75	11	10	2,674

Net increase in net assets	59	121	7	3	56	75	11	11	3,066

Net assets, beginning of year	0	0	0	0	0	0	0	0	617

Net assets, end of year	$59	$121	$7	$3	$56	$75	$11	$11	$3,683

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 1999 and 1998, and 1997

(In Thousands)

1.  ORGANIZATION

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices.

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998 and 1997, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company in exchange for shares of the corresponding portfolio. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. The Separate Account invests contract owners' funds in exchange for shares in the independent funds. The and then holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added May 1, 1999, with sales beginning in 1999. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    Gross premiums from the contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value for the years ended December 31, 1999 and 1998 was $4.6 million and $0.7 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    Realized Gains and Losses: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    Dividend Income and Capital Gain Distributions: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

    Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    Federal Income Taxes: The result of operations of the Separate Account is included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3.  INVESTMENTS

    At December 31, 1999 and 1998, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	1999
	Shares	Cost	Market Value
PIC Growth and Income	199,873	$3,101	$2,916
PIC International Equity	181,309	2,585	3,396
PIC Global Income	75,499	803	791
PIC Small Cap Value	130,298	1,321	1,130
PIC Core US Equity	162,705	3,634	4,430
PIC Capital Growth	254,862	5,049	6,719
Calvert Social Small Cap Growth	2,937	31	39
Calvert Social Balanced	55,810	123	121
MFS Emerging Growth	92,378	2,055	3,506
MFS Research	161,214	2,983	3,781
MFS Growth with Income	91,675	1,820	1,954
MFS Total Return	34,134	607	606
MFS New Discovery	11,782	161	203
MFS Utilities	7,306	151	177
Oppenheimer Aggressive Growth	26,609	1,279	2,192
Oppenheimer Capital Appreciation	65,531	2,417	3,269
Oppenheimer Growth and Income	78,728	1,702	1,939
Oppenheimer Money Fund	2,384,042	2,384	2,385
Oppenheimer Strategic Bond	124,304	617	618
Oppenheimer Global Securities	10,824	295	362
Oppenheimer High Income	5,986	64	64
Van Eck Hard Asset	1,017	11	11
Van Eck Real Estate	120	1	1

	4,158,943	$33,194	$40,610

	1998
	Shares	Cost	Market Value
PIC Money Market	303,636	$304	$304
PIC Growth and Income	136,591	2,179	1,922
PIC International Equity	100,826	1,360	1,442
PIC Global Income	28,951	313	308
PIC Small Cap Value	88,832	952	769
PIC Core US Equity	67,806	1,329	1,502
PIC Capital Growth	125,926	2,152	2,627
Calvert Social Small Cap Growth	322	3	4
Calvert Social Balanced	13,587	29	29
MFS Emerging Growth	32,534	585	699
MFS Research	74,245	1,250	1,414
MFS Growth With Income	23,690	441	477
MFS Total Return	7,338	126	133
Oppenheimer Aggressive Growth	13,335	537	598
Oppenheimer Growth	27,601	899	1,012
Oppenheimer Growth and Income	17,530	332	359
Oppenheimer Strategic Bond	27,409	139	140

	1,090,159	$12,930	$13,739

    During the year ended December 31, 1999, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	98,819	86,028	63,125	63,864	111,639	138,272	3,805
Shares received from reinvestment of dividends	2,383	2,972	280	24	568	2,946	1

Total shares acquired	101,202	89,000	63,405	63,888	112,207	141,218	3,806
Shares redeemed	(37,920)	(8,517)	(16,857)	(22,422)	(17,308)	(12,282)	(1,191)

Net increase in shares owned	63,282	80,483	46,548	41,466	94,899	128,936	2,615
Shares owned, beginning of period	136,591	100,826	28,951	88,832	67,806	125,926	322

Shares owned, end of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Cost of shares acquired	$1,473	$1,356	$668	$560	$2,731	$3,173	$42

Cost of shares redeemed	$(552)	$(130)	$(178)	$(192)	$(425)	$(276)	$(14)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	47,305	66,347	98,758	77,155	30,678	14,365	12,178
Shares received from reinvestment of dividends	5,331	0	1,167	334	781	186	0

Total shares acquired	52,636	66,347	99,925	77,489	31,459	14,551	12,178
Shares redeemed	(10,413)	(6,503)	(12,956)	(9,504)	(4,663)	(2,769)	(4,872)

Net increase in shares owned	42,223	59,844	86,969	67,985	26,796	11,782	7,306
Shares owned, beginning of period	13,587	32,534	74,245	23,690	7,338	0	0

Shares owned, end of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Cost of shares acquired	$117	$1,627	$1,992	$1,573	$565	$194	$254

Cost of shares redeemed	$(23)	$(157)	$(260)	$(194)	$(84)	$(34)	$(103)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	15,443	40,681	71,164	2,999,557	114,011	11,509	5,994
Shares received from reinvestment of dividends	0	1,264	331	59,899	3,193	0	0

Total shares acquired	15,443	41,945	71,495	3,059,456	117,204	11,509	5,994
Shares redeemed	(2,169)	(4,015)	(10,297)	(979,050)	(20,309)	(685)	(8)

Net increase in shares owned	13,274	37,930	61,198	2,080,406	96,895	10,824	5,986
Shares owned, beginning of period	13,335	27,601	17,530	303,636	27,409	0	0

Shares owned, end of period	26,609	65,531	78,728	2,384,042	124,304	10,824	5,986

Cost of shares acquired	$861	$1,676	$1,599	$3,060	$578	$313	$64

Cost of shares redeemed	$(119)	$(159)	$(229)	$(979)	$(100)	$(17)	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	1,019	155
Shares received from reinvestment of dividends	0	0

Total shares acquired	1,019	155
Shares redeemed	(2)	(35)

Net increase in shares owned	1,017	120
Shares owned, beginning of period	0	0

Shares owned, end of period	1,017	120

Cost of shares acquired	$11	$1

Cost of shares redeemed	$0	$0

   During the year ended December 31, 1998, transactions in shares were as follows (in thousands, except share data):

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Shares purchased	390,313	86,003	60,450	21,423	42,559	49,631	89,176	326	13,318
Shares received from reinvestment of dividends	4,328	11,648	4,758	1,268	11,171	1,000	2,619	4	988

Total shares acquired	394,641	97,651	65,208	22,691	53,730	50,631	91,795	330	14,306
Shares redeemed	(141,893)	(24,351)	(7,919)	(4,855)	(12,859)	(5,556)	(5,774)	(14)	(762)

Net increase in shares owned	252,748	73,300	57,289	17,836	40,871	45,075	86,021	316	13,544
Shares owned, beginning of period	50,888	63,291	43,537	11,115	47,961	22,731	39,905	6	43

Shares owned, end of period	303,636	136,591	100,826	28,951	88,832	67,806	125,926	322	13,587

Cost of shares acquired	$395	$1,532	$897	$246	$553	$1,045	$1,689	$3	$31

Cost of shares redeemed	$(142)	$(369)	$(108)	$(51)	$(137)	$(114)	$(110)	$0	$(2)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond
Shares purchased	34,078	73,609	23,570	7,302	12,591	25,217	17,480	26,918
Shares received from reinvestment of dividends	123	660	0	20	115	698	45	67

Total shares acquired	34,201	74,269	23,570	7,322	12,706	25,915	17,525	26,985
Shares redeemed	(5,378)	(7,698)	(306)	(158)	(744)	(610)	(576)	(1,575)

Net increase in shares owned	28,823	66,571	23,264	7,164	11,962	25,305	16,949	25,410
Shares owned, beginning of period	3,711	7,674	426	174	1,373	2,296	581	1,999

Shares owned, end of period	32,534	74,245	23,690	7,338	13,335	27,601	17,530	27,409

Cost of shares acquired	$623	$1,263	$439	$126	$511	$846	$331	$137

Cost of shares redeemed	$(98)	$(133)	$(6)	$(3)	$(31)	$(21)	$(11)	$(8)

4.  RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, sales, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of the Internal Revenue Code of 1986, as amended. Loans outstanding approximated $0.4 million and $0.1 million at December 31, 1999 and 1998, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

    In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the consolidated financial position of Protective Life Insurance Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
February 23, 2000
Birmingham, Alabama

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	1999	1998	1997
REVENUES
Premiums and policy fees	$1,137,256	$1,027,340	$814,420
Reinsurance ceded	(538,033)	(459,215)	(334,214)

Net of reinsurance ceded	599,223	568,125	480,206
Net investment income	623,231	603,795	557,488
Realized investment gains	4,760	2,136	1,824
Other income	27,102	20,201	6,149

	1,254,316	1,194,257	1,045,667

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 1999-$344,474; 1998-$330,494; 1997-$180,605)	771,527	730,496	658,872
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Other operating expenses (net of reinsurance ceded: 1999-$150,570; 1998-$166,375; 1997-$90,045)	176,439	172,228	129,870

	1,052,879	1,013,912	895,917

INCOME BEFORE INCOME TAX	201,437	180,345	149,750
INCOME TAX EXPENSE (BENEFIT)
Current	47,504	48,237	66,283
Deferred	25,675	14,925	(13,981)

	73,179	63,162	52,302

NET INCOME	$128,258	$117,183	$97,448

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	1999	1998
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 1999-$6,517,851; 1998-$6,307,274)	$6,275,607	$6,400,262
Equity securities, at market (cost: 1999-$32,092; 1998-$15,151)	30,696	12,258
Mortgage loans on real estate	1,946,690	1,623,603
Investment real estate, net of accumulated depreciation (1999-$1,014; 1998-$782)	15,582	14,868
Policy loans	232,126	232,670
Other long-term investments	68,890	70,078
Short-term investments	81,171	159,655

Total investments	8,650,762	8,513,394
Accrued investment income	101,120	100,395
Accounts and premiums receivable, net of allowance for uncollectible amounts (1999-$2,540; 1998-$4,304)	45,852	31,265
Reinsurance receivables	859,684	756,370
Deferred policy acquisition costs	1,011,524	841,425
Property and equipment, net	49,002	42,374
Other assets	27,712	34,632
Receivable from related parties	13,059
Assets related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

	$12,581,143	$11,622,895

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$4,566,426	$4,140,003
Unearned premiums	507,659	389,294

	5,074,085	4,529,297
Stable value investment contract deposits	2,680,009	2,691,697
Annuity deposits	1,639,231	1,519,820
Other policyholders' funds	116,815	219,356
Other liabilities	293,862	226,310
Accrued income taxes	(25,833)	(10,992)
Deferred income taxes	(32,335)	51,735
Note payable	2,338	2,363
Indebtedness to related parties	14,000	20,898
Liabilities related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

Total liabilities	11,584,600	10,553,524

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value	5,000	5,000
Shares authorized and issued: 5,000,000
Additional paid-in capital	327,992	327,992
Note receivable from PLC Employee Stock Ownership Plan	(5,148)	(5,199)
Retained earnings	814,777	686,519
Accumulated other comprehensive income
Net unrealized gains on investments (net of income tax: 1999-$(78,658); 1998-$29,646)	(146,080)	55,057

Total share-owner's equity	996,543	1,069,371

	$12,581,143	$11,622,895

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share-Owner's Equity
Balance, December 31, 1996	$2	$5,000	$237,992	$(5,579)	$532,088	$6,688	$776,191

Net income for 1997					97,448		97,448
Increase in net unrealized gains on investments (net of income tax — $30,275)						56,225	56,225
Reclassification adjustment for amounts included in net income (net of income tax: $(638))						(1,186)	(1,186)

Comprehensive income for 1997							152,487

Preferred dividends ($50 per share)					(100)		(100)
Capital contribution from PLC			90,000				90,000
Decrease in note receivable from PLC ESOP				201			201

Balance, December 31, 1997	2	5,000	327,992	(5,378)	629,436	61,727	1,018,779

Net income for 1998					117,183		117,183
Decrease in net unrealized gains on investments (net of income tax — $(2,844))						(5,281)	(5,281)
Reclassification adjustment for amounts included in net income (net of income tax: $(747))						(1,389)	(1,389)

Comprehensive income for 1998							110,513

Common dividends ($12 per share)					(60,000)		(60,000)
Preferred dividends ($50 per share)					(100)		(100)
Decrease in note receivable from PLC ESOP				179			179

Balance, December 31, 1998	2	5,000	327,992	(5,199)	686,519	55,057	1,069,371

Net income for 1999					128,258		128,258
Decrease in net unrealized gains on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included in net income (net of income tax — $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	$2	$5,000	$327,992	$(5,148)	$814,777	$(146,080)	$996,543

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	1999	1998	1997
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$128,258	$117,183	$97,448
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	(4,760)	(2,136)	(1,824)
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Capitalization of deferred policy acquisition costs	(239,483)	(192,838)	(135,211)
Depreciation expense	10,513	7,110	5,124
Deferred income taxes	24,234	14,925	(17,918)
Accrued income taxes	(14,841)	(11,933)	(5,558)
Interest credited to universal life and investment products	331,746	352,721	299,004
Policy fees assessed on universal life and investment products	(165,818)	(139,689)	(131,582)
Change in accrued investment income and other receivables	(119,183)	(159,362)	(158,798)
Change in policy liabilities and other policyholder funds of traditional life and health products	215,201	322,464	279,522
Change in other liabilities	67,552	(19,771)	65,393
Other (net)	(5,526)	(22,634)	(1,133)

Net cash provided by operating activities	332,806	377,228	401,642

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	9,973,742	10,445,407	6,462,663
Other	243,280	198,559	324,242
Sale of investments:
Investment available for sale	537,343	1,080,265	1,108,058
Other	267,892	155,906	695,270
Cost of investments acquired:
Investments available for sale	(10,625,354)	(11,505,098)	(8,426,980)
Other	(864,100)	(662,350)	(718,335)
Acquisitions and bulk reinsurance assumptions	46,508		(169,124)
Purchase of property and equipment	(18,075)	(13,077)	(6,087)
Sale of property and equipment	151		2,681

Net cash used in investing activities	(438,613)	(300,388)	(727,612)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	4,351,177	1,975,800	1,159,538
Capital contribution from PLC			90,000
Principal payments on line of credit arrangements and long-term debt	(4,351,203)	(1,973,437)	(1,159,538)
Principal payment on surplus note to PLC	(4,000)	(2,000)	(4,693)
Dividends to share owner		(60,100)	(100)
Investment product deposits and change in universal life deposits	1,300,736	981,124	910,659
Investment product withdrawals	(1,190,903)	(1,037,424)	(745,083)

Net cash provided by (used in) financing activities	105,807	(116,037)	250,783

INCREASE(DECREASE) IN CASH	0	(39,197)	(75,187)
CASH AT BEGINNING OF YEAR	0	39,197	114,384

CASH AT END OF YEAR	$0	$0	$39,197

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$5,611	$8,338	$4,343
Income taxes	$56,192	$57,429	$70,133
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$51	$179	$201
Acquisitions and bulk reinsurance assumptions
Assets acquired	$12,502	$247,894	$1,114,832
Liabilities assumed	(12,502)	(380,405)	(902,267)

Net	$0	$(132,511)	$212,565

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of accounting principles generally accepted in the United Sates. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

  Entities Included

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

  Nature of Operations

    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

  Recently Issued Accounting Standards

    In 1997 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities"; SFAS No. 130, "Reporting Comprehensive Income"; and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information".

    In 1998 PLC adopted SFAS No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits."

    In 1999, Protective adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," and Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants.

    The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

    The Financial Accounting Standards Board has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective January 1, 2001, SFAS No. 133 will require Protective to report derivative financial instruments on the balance sheet and to carry such derivatives at fair value. The fair values of derivatives increase or decrease as interest rates change. Under SFAS No. 133, changes in fair value are reported as a component of net income or as a change to share-owner's equity, depending upon the nature of the derivative. Although the adoption of SFAS No. 133 will not affect Protective's operations, adoption will introduce volatility into Protective's reported net income and share-owner's equity as interest rates change. Protective has not estimated the potential effect SFAS No. 133 will have on its net income and share-owner's equity.

  Investments

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale".

    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.8 million in bank deposits voluntarily restricted as to withdrawal.

    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	1999	1998
Total investments	$8,894,426	$8,412,167
Deferred policy acquisition costs	992,518	857,949
All other assets	2,918,857	2,268,076

	$12,805,801	$11,538,192

Deferred income taxes	$46,243	$22,089
All other liabilities	11,616,935	10,501,789

	11,663,178	10,523,878
Share-owner's equity	1,142,623	1,014,314

	$12,805,801	$11,538,192

    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Derivative Financial Instruments

    Protective has not used derivative financial instruments for trading purposes. Combinations of interest rate swap contracts, options, and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments, mortgage loans, and mortgage-backed securities, and liabilities arising from interest-sensitive products. Realized gains and losses on certain contracts are deferred and amortized over the life of the hedged asset or liability, and such amortization is recorded in investment income or interest expense. Any unamortized gain or loss is recorded as a realized investment gain or loss upon the early termination of a hedged asset or liability, or when the anticipated transaction is no longer likely to occur. No realized gains or losses were deferred in 1999 and 1998.

    Protective uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest and from a fixed rate to a variable rate of interest. Swap contracts are also used to alter the effective durations of assets and liabilities. Amounts paid or received related to the initiation of certain interest rate swap contracts are deferred and amortized over the life of the related financial instrument, and subsequent periodic settlements are recorded in investment income or interest expense. Gains or losses on contracts terminated upon the early termination of the related financial instrument are recorded as realized investment gains or losses. Amounts paid related to the initiation of interest rate swap contracts were $1.4 million and $1.0 million in 1999 and 1998 respectively. No amounts were received in 1999 and 1998.

    At December 31, 1999, contracts with a notional amount of $1,328.9 million were in a $2.1 million net unrealized gain position. At December 31, 1998, contracts with a notional amount of $1,623.1 million were in a $5.4 million net unrealized gain position. Protective recognized $3.8 million in realized investment gains related to derivative financial instruments in 1999.

    Protective's derivative financial instruments are with highly rated counterparties.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Property and Equipment

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

    Property and equipment consisted of the following at December 31:

	1999	1998
Home office building	$40,524	$37,959
Other, principally furniture and equipment	54,412	58,958

	94,936	96,917
Accumulated depreciation	45,934	54,543

	$49,002	$42,374

  Separate Accounts

    The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

    Activity in the liability for unpaid claims is summarized as follows:

	1999	1998	1997
Balance beginning of year	$90,332	$106,121	$108,159
Less reinsurance	20,019	18,673	6,423

Net balance beginning of year	70,313	87,448	101,736

Incurred related to:
Current year	311,002	288,015	258,322
Prior year	(5,574)	(10,198)	(14,540)

Total incurred	305,428	277,817	243,782

Paid related to:
Current year	264,298	236,001	203,381
Prior year	40,197	58,951	58,104

Total paid	304,495	294,952	261,485

Other changes:
Acquisitions and reserve transfers	1,668	0	3,415

Net balance end of year	72,914	70,313	87,448
Plus reinsurance	47,661	20,019	18,673

Balance end of year	$120,575	$90,332	$106,121

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1999.

  Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $340.6 million and $370.3 million at December 31, 1999 and 1998, respectively. During 1999 $13.3 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $43.0 million was amortized. During 1998 $132.5 million of present value of future profits was capitalized, and $37.1 million was amortized.

  Income Taxes

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principals generally accepted in the United States (GAAP) differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stock-owner's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

    The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owners' Equity
	1999	1998	1997	1999	1998	1997
In conformity with statutory reporting practices:-(1)	$75,114	$147,077	$134,417	$567,634	$531,956	$579,111
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	120,644	68,155	10,310	1,011,524	841,425	632,605
Deferred income tax	(25,675)	(14,925)	13,981	32,335	(51,735)	(49,417)
Asset Valuation Reserve				41,104	66,922	67,369
Interest Maintenance Reserve	(226)	(1,355)	(1,434)	19,328	15,507	9,809
Nonadmitted items				51,350	42,835	30,500
Other timing and valuation adjustments	72,527	(76,214)	(54,494)	(467,130)	(282,480)	(215,448)
Noninsurance affiliates	20,698	18,171	17,530			(4)
Consolidation elimination	(134,824)	(23,726)	(22,862)	(259,602)	(95,059)	(35,746)

In conformity with generally accepted accounting principles	$128,258	$117,183	$97,448	$996,543	$1,069,371	$1,018,779

(1)	Consolidated

    As of December 31, 1999, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $53.6 million.

    The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification changes current statutory accounting rules in several areas. Protective has not estimated the potential effect the Codification may have on the statutory capital of Protective and its insurance subsidiaries. The Codification will become effective January 1, 2001.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$466,957	$463,416	$396,255
Equity securities	775	905	1,186
Mortgage loans on real estate	172,027	158,461	161,604
Investment real estate	1,949	1,224	2,004
Policy loans	15,994	12,346	11,370
Other, principally short-term investments	20,244	16,536	21,876

	677,946	652,888	594,295
Investment expenses	54,715	49,093	36,807

	$623,231	$603,795	$557,488

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$13,049	$4,374	$(8,355)
Equity securities	(3,371)	(4,465)	5,975
Mortgage loans and other investments	(4,918)	2,227	4,204

	$4,760	$2,136	$1,824

    Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $20.4 million at December 31, 1999 and $24.1 million at December 31, 1998. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment gains of $1.0 million in 1999, net realized investment gains of $3.2 million in 1998, and net realized investment losses of $6.1 million in 1997.

    In 1999, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $48.8 million and gross losses were $33.6 million. In 1998, gross gains were $32.3 million and gross losses were $32.5 million. In 1997, gross gains were $21.3 million and gross losses were $23.5 million.

    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,619,918	$18,491	$101,150	$2,537,259
United States Government and authorities	154,954	138	1,257	153,835
States, municipalities, and political subdivisions	27,254	7	295	26,966
Public utilities	537,834	301	14,690	523,445
Convertibles and bonds with warrants	693	0	155	538
All other corporate bonds	3,176,016	5,938	149,591	3,032,363
Redeemable preferred stocks	1,182	19	0	1,201

	6,517,851	24,894	267,138	6,275,607
Equity securities	32,092	644	2,040	30,696
Short-term investments	81,171	0	0	81,171

	$6,631,114	$25,538	$269,178	$6,387,474

1998	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,581,561	$41,626	$33,939	$2,589,248
United States Government and authorities	72,697	2,812	0	75,509
States, municipalities, and political subdivisions	29,521	1,131	0	30,652
Public utilities	533,082	15,066	0	548,148
Convertibles and bonds with warrants	694	0	179	515
All other corporate bonds	3,083,782	98,992	32,629	3,150,145
Redeemable preferred stocks	5,937	108	0	6,045

	6,307,274	159,735	66,747	6,400,262
Equity securities	15,151	456	3,349	12,258
Short-term investments	159,655	0	0	159,655

	$6,482,080	$160,191	$70,096	$6,572,175

    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$321,155	$320,601
Due after one year through five years	2,913,620	2,863,873
Due after five years through ten years	2,152,116	2,049,482
Due after ten years	1,130,960	1,041,651

	$6,517,851	$6,275,607

1998	Amortized Cost	Estimated Market Values
Due in one year or less	$705,859	$709,686
Due after one year through five years	3,255,973	3,325,078
Due after five years through ten years	1,655,055	1,690,581
Due after ten years	690,387	674,917

	$6,307,274	$6,400,262

    The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

Rating	1999	1998
AAA	37.5%	34.3%
AA	6.3	6.2
A	26.6	29.4
BBB	25.7	26.5
BB or less	3.8	3.5
Redeemable preferred stocks	0.1	0.1

	100.0%	100.0%

    At December 31, 1999 and 1998, Protective had bonds which were rated less than investment grade of $243.6 million and $222.9 million, respectively, having an amortized cost of $293.1 million and $252.0 million, respectively. At December 31, 1999, approximately $81.5 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $910.4 million of bonds are not publicly traded.

    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	1999	1998	1997
Fixed maturities	$(217,901)	$(21,705)	$72,741
Equity securities	973	4,605	(8,813)

    At December 31, 1999, all of Protective's mortgage loans were commercial loans of which 79% were retail, 8% were apartments, 6% were office buildings, and 6% were warehouses. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 74% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Florida, Texas, Georgia, Tennessee, North Carolina, Virginia, Alabama, South Carolina, Washington, Kentucky, Ohio, and Mississippi.

    Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $109.6 million would become due in 2001, $408.8 million in 2002 to 2005, and $333.6 million in 2006 to 2010.

    At December 31, 1999, the average mortgage loan was approximately $2.0 million, and the weighted average interest rate was 7.8%. The largest single mortgage loan was $17.0 million.

    At December 31, 1999 and 1998, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $22.9 million and $11.7 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

    Certain investments, principally real estate, with a carrying value of $36.3 million were non-income producing for the twelve months ended December 31, 1999.

    Policy loan interest rates generally range from 4.5% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	1999	1998	1997
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(0.1)	(0.1)	(0.2)
Low-income housing credit	(0.5)	(0.5)	(0.6)
Tax benefits arising from prior acquisitions and other adjustments	0.3	0.1	0.7
State income taxes	1.6	0.5

Effective income tax rate	36.3%	35.0%	34.9%

    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

    Details of the deferred income tax provision for the years ended December 31 are as follows:

	1999	1998	1997
Deferred policy acquisition costs	$46,175	$60,746	$7,054
Benefit and other policy liability changes	(27,158)	(41,268)	(23,564)
Temporary differences of investment income	6,655	(3,491)	2,516
Other items	3	(1,062)	13

	$25,675	$14,925	$(13,981)

    The components of Protective's net deferred income tax liability as of December 31 were as follows:

	1999	1998
Deferred income tax assets:
Policy and policyholder liability reserves	$217,642	$190,328
Unrealized loss on investments	70,421
Other	2,088	2,091

	290,151	192,419

Deferred income tax liabilities:
Deferred policy acquisition costs	257,816	211,641
Unrealized gain on investments		32,513

	257,816	244,154

Net deferred income tax liability	$(32,335)	$51,735

    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1999 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $840.3 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

    At December 31, 1999, PLC had borrowed $55.0 million at a rate of 6.7%. PLC had also borrowed $59.0 million at a rate of 6.6% under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1999 and 1998. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

    Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1999, the balance of the surplus debenture was $14.0 million. The debenture matures in 2003.

    Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

    Interest expense on borrowed money totaled $5.1 million, $8.3 million, and $4.3 million, in 1999, 1998, and 1997, respectively.

NOTE F — RECENT ACQUISITIONS

    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.

    In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.

    In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In some states including Alabama, (where Protective maintains its headquarters) juries have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. Protective and its subsidiaries, like other financial service companies, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

    At December 31, 1999, approximately $736.0 million of consolidated share-owner's equity excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2000 is estimated to be $175.5 million.

NOTE I — PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. PL&A paid no preferred dividends during 1999. Dividends of $0.1 million were paid to PLC in 1998, and 1997. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J — RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.1 million at December 31, 1999, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

    Protective leases furnished office space and computers to affiliates. Lease revenues were $3.7 million in 1999, $3.0 million in 1998, and $3.1 million in 1997. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $69.2 million, $56.2 million, and $51.6 million in 1999, 1998, and 1997, respectively. Commissions paid to affiliated marketing organizations of $11.4 million, $8.4 million, and $5.2 million in 1999, 1998, and 1997, respectively, were included in deferred policy acquisition costs.

    Certain corporations with which PLC's directors were affiliated paid Protective premiums, policy fees, or deposits for various types of insurance and investment products. Such premiums, policy fees, and deposits amounted to $56.4 million, $28.6 million and $21.4 million in 1999, 1998, and 1997, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.9 million, $7.3 million and $5.4 million in 1999, 1998, and 1997, respectively.

    For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

    Individual Life Division. The Individual Life Division markets level premium term and term-like insurance products, universal life, and variable universal life on a national basis primarily through networks of independent insurance agents.

    West Coast Division. The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

    Acquisitions Division. The Acquisitions Division focuses on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    Dental and Consumer Benefits Division. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.

    Financial Institutions Division. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.

Retirement Savings and Investment Products

    Stable Value Products Division. The Stable Value Products Division markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The Division also offers related products, including fixed and floating rate funding agreements offered to the trustees of municipal bond proceeds, bank trust departments, and money market funds, and long-term annuity contracts offered to fund certain state obligations.

    Investment Products Division. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).

    Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

    There are no significant intersegment transactions.

    Operating segment income and assets for the years ended December 31 are as follows:

	Life Insurance
Operating Segment Income	Individual Life	West Coast	Acquisitions
1999
Premiums and policy fees	$274,598	$87,226	$148,620
Reinsurance ceded	(182,092)	(64,019)	(33,754)

Net of reinsurance ceded	92,506	23,207	114,866
Net investment income	59,916	78,128	129,806
Realized investment gains (losses)
Other income	(2,250)	1,302	(9)

Total revenues	150,172	102,637	244,663

Benefits and settlement expenses	74,455	73,176	129,581
Amortization of deferred policy acquisition costs	23,434	6,047	19,444
Other operating expenses	20,850	(2,649)	31,178

Total benefits and expenses	118,739	76,574	180,203

Income before income tax	31,433	26,063	64,460
Income tax expense

Net income

1998
Premiums and policy fees	$228,701	$75,757	$125,329
Reinsurance ceded	(102,533)	(53,377)	(28,594)

Net of reinsurance ceded	126,168	22,380	96,735
Net investment income	55,779	63,492	112,154
Realized investment gains (losses)
Other income	70	6	1,713

Total revenues	182,017	85,878	210,602

Benefits and settlement expenses	106,308	54,617	112,051
Amortization of deferred policy acquisition costs	30,543	4,924	18,894
Other operating expenses	14,983	5,354	26,717

Total benefits and expenses	151,834	64,895	157,662

Income before income tax	30,183	20,983	52,940
Income tax expense

Net income

1997
Premiums and policy fees	$182,746	$41,290	$120,504
Reinsurance ceded	(55,266)	(27,168)	(17,869)

Net of reinsurance ceded	127,480	14,122	102,635
Net investment income	54,593	30,194	110,155
Realized investment gains (losses)
Other income	617		10

Total revenues	182,690	44,316	212,800

Benefits and settlement expenses	114,678	28,304	116,506
Amortization of deferred policy acquisition costs	27,354	961	16,606
Other operating expenses	18,178	6,849	23,016

Total benefits and expenses	160,210	36,114	156,128

Income before income tax	22,480	8,202	56,672
Income tax expense

Net income

Operating Segment Assets
1999
Investments and other assets	$1,205,968	$1,343,517	$1,553,954
Deferred policy acquisition costs	379,117	200,605	235,903

Total assets	$1,585,085	$1,544,122	$1,789,857

Operating Segment Assets
1998
Investments and other assets	$1,076,202	$1,149,642	$1,600,123
Deferred policy acquisition costs	301,941	144,455	255,347

Total assets	$1,378,143	$1,294,097	$1,855,470

1997
Investments and other assets	$960,316	$910,030	$1,401,294
Deferred policy acquisition costs	252,321	108,126	138,052

Total assets	$1,212,637	$1,018,156	$1,539,346

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

	Specialty Insurance Products		Retirement Savings and Investment Products
Operating Segment Income	Dental and Consumer Benefits	Financial Institutions	Stable Value Products	Investment Products	Corporate and Other	Adjustments(1)	Total Consolidated
1999
Premiums and policy fees	$317,360	$284,891		$24,248	$313		$1,137,256
Reinsurance ceded	(81,240)	(176,928)					(538,033)

Net of reinsurance ceded	236,120	107,963		24,248	313		599,223
Net investment income	14,915	24,121	$210,208	106,599	(462)		623,231
Realized investment gains (losses)			(549)	1,446		$3,863	4,760
Other income	6,277	15,831		2,146	3,805		27,102

Total revenues	257,312	147,915	209,659	134,439	3,656		1,254,316

Benefits and settlement expenses	172,166	55,899	175,290	88,642	2,318		771,527
Amortization of deferred policy acquisition costs	10,705	24,718	744	19,820	1		104,913
Other operating expenses	56,396	44,728	4,709	14,617	6,610		176,439

Total benefits and expenses	239,267	125,345	180,743	123,079	8,929		1,052,879

Income before income tax	18,045	22,570	28,916	11,360	(5,273)		201,437
Income tax expense						73,179	73,179

Net income							$128,258

1998
Premiums and policy fees	$277,316	$301,230		$18,809	$198		$1,027,340
Reinsurance ceded	(85,753)	(188,958)					(459,215)

Net of reinsurance ceded	191,563	112,272		18,809	198		568,125
Net investment income	15,245	25,068	$213,136	105,827	13,094		603,795
Realized investment gains (losses)			1,609	1,318		$(791)	2,136
Other income	4,295	10,302		1,799	2,016		20,201

Total revenues	211,103	147,642	214,745	127,753	15,308		1,194,257

Benefits and settlement expenses	140,632	52,629	178,745	85,045	469		730,496
Amortization of deferred policy acquisition costs	10,352	28,526	735	17,213	1		111,188
Other operating expenses	49,913	48,837	2,876	14,428	9,120		172,228

Total benefits and expenses	200,897	129,992	182,356	116,686	9,590		1,013,912

Income before income tax	10,206	17,650	32,389	11,067	5,718		180,345
Income tax expense						63,162	63,162

Net income							$117,183

1997
Premiums and policy fees	$260,590	$196,694		$12,367	$229		$814,420
Reinsurance ceded	(109,480)	(124,431)					(334,214)

Net of reinsurance ceded	151,110	72,263		12,367	229		480,206
Net investment income	23,810	16,341	$211,915	105,196	5,284		557,488
Realized investment gains (losses)			(3,180)	589		$4,415	1,824
Other income	1,278	3,033		(192)	1,403		6,149

Total revenues	176,198	91,637	208,735	117,960	6,916		1,045,667

Benefits and settlement expenses	110,148	27,643	179,235	82,019	339		658,872
Amortization of deferred policy acquisition costs	15,711	30,812	618	15,110	3		107,175
Other operating expenses	38,572	20,165	3,945	12,312	6,833		129,870

Total benefits and expenses	164,431	78,620	183,798	109,441	7,175		895,917

Income before income tax	11,767	13,017	24,937	8,519	(259)		149,750
Income tax expense						52,302	52,302

Net income							$97,448

Operating Segment Assets
1999
Investments and other assets	$197,673	$727,857	$2,766,178	$3,355,863	$418,609		$11,569,619
Deferred policy acquisition costs	25,819	51,339	1,156	117,577	8		1,011,524

Total assets	$223,492	$779,196	$2,767,334	$3,473,440	$418,617		$12,581,143

Operating Segment Assets
1998
Investments and other assets	$197,337	$645,909	$2,869,304	$2,542,536	$700,417		$10,781,470
Deferred policy acquisition costs	23,836	39,212	1,448	75,177	9		841,425

Total assets	$221,173	$685,121	$2,870,752	$2,617,713	$700,426		$11,622,895

1997
Investments and other assets	$208,071	$536,058	$2,887,732	$2,313,279	$525,896		$9,742,676
Deferred policy acquisition costs	22,459	52,836	1,785	56,074	952		632,605

Total assets	$230,530	$588,894	$2,889,517	$2,369,353	$526,848		$10,375,281

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE L — EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	1999	1998
Projected benefit obligation, beginning of the year	$36,547	$30,612
Service cost - benefits earned during the year	3,270	2,585
Interest cost - on projected benefit obligation	2,779	2,203
Actuarial gain (loss)	(5,729)	2,115
Plan amendment	32	160
Benefits paid	(369)	(1,128)

Projected benefit obligation, end of the year	36,530	36,547

Fair value of plan assets beginning of the year	$25,147	$21,763
Actual return on plan assets	2,594	1,689
Employer contribution	7,048	2,823
Benefits paid	(369)	(1,128)

Fair value of plan assets end of the year	$34,420	25,147

Plan assets less than the projected benefit obligation	$(2,110)	$(11,400)
Unrecognized net actuarial loss from past experience different from that assumed	2,601	9,069
Unrecognized prior service cost	569	652
Unrecognized net transition asset	(17)	(34)

Net pension liability recognized in balance sheet	$1,043	$(1,713)

    Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$3,270	$2,585	$2,112
Interest cost	2,779	2,203	2,036
Expected return on plan assets	(2,348)	(1,950)	(1,793)
Amortization of prior service cost	115	112	100
Amortization of transition asset	(17)	(17)	(17)
Recognized net actuarial loss	494	305	152

Net pension cost	$4,293	$3,238	$2,590

    Protective's share of the net pension cost was $3.6 million, $2.6 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

    Assumptions used to determine the benefit obligations as of December 31 were as follows:

	1999	1998	1997
Weighted average discount rate	8.00%	6.75%	7.25%
Rates of increase in compensation level	5.75%	4.75%	5.25%
Expected long-term rate of return on assets	8.50%	8.50%	8.50%

    Assets of the pension plan are included in the general assets of Protective. Until recently, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees. Beginning July 1, 1999, retiree obligations are being fulfilled from pension plan assets.

    PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1999 and 1998, the projected benefit obligation of this plan totaled $13.1 million and $11.7 million, respectively, of which $8.3 million and $7.8 million, respectively, have been recognized in PLC's financial statements.

    Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$695	$611	$544
Interest cost	887	722	651
Plan amendment			351
Amortization of prior service cost	113	112	112
Amortization of transition asset	37	37	37
Recognized net actuarial loss	265	173	180

Net pension cost	$1,997	$1,655	$1,875

    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1999 and 1998, the liability for such benefits totaled $1.2 million. The expense recorded by PLC was $0.1 million in 1999, 1998 and 1997. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

    PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan ("ESOP") to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1999, PLC had committed up to

120,812 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 1999, 1998, and 1997.

    PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's Long-Term Incentive Plan (previously known as the Performance Share Plan) and receive stock appreciation rights (SARs) from PLC.

    Since 1973 PLC has had a Long-Term Incentive Plan (previously known as the Performance Share Plan) to motivate senior management to focus on PLC's long-range earnings performance through the awarding of performance shares. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by share owners in 1992 and 1997, up to 6,400,000 shares may be issued in payment of awards. The number of shares granted in 1999, 1998, and 1997 were 99,380, 71,340 and 98,780, respectively, having an approximate market value on the grant date of $3.4 million, $2.3 million, and $2.0 million, respectively. At December 31, 1999, outstanding awards measured at target and maximum payouts were 424,960 and 571,396 shares, respectively. The expense recorded by PLC for the Long-Term Incentive Plan was $3.4 million, $2.7 million, and $2.7 million in 1999, 1998, and 1997, respectively.

    During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1999 was 675,000. The SARs have a base price of $17.4375 per share of PLC Common Stock (the market price on the grant date was $17.50 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1999, 1998 and 1997.

NOTE N — REINSURANCE

    Protective assumes risks from, and reinsures certain of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

    Protective has reinsured approximately $93.5 billion, $64.8 billion, and $34.1 billion in face amount of life insurance risks with other insurers representing $364.7 million, $294.4 million, and $147.2 million of premium income for 1999, 1998, and 1997, respectively. Protective has also reinsured accident and health risks representing $172.8 million, $164.8 million, and $187.7 million of premium income for 1999, 1998, and 1997, respectively. In 1999 and 1998, policy and claim reserves relating to insurance ceded of $739.3 million and $658.7 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1999 and 1998, Protective had paid $46.8 million and $22.8 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1999, Protective had receivables of $74.0 million related to insurance assumed.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	1999		1998
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$6,275,607	$6,275,607	$6,400,262	$6,400,262
Equity securities	30,696	30,696	12,258	12,258
Mortgage loans on real estate	1,946,690	1,909,026	1,623,603	1,774,379
Short-term investments	81,171	81,171	159,655	159,655
Liabilities (see Notes A and E):
Guaranteed investment contract deposits	2,680,009	2,649,616	2,691,697	2,751,007
Annuity deposits	1,639,231	1,598,993	1,519,820	1,513,148
Notes payable	2,338	2,338	2,363	2,363
Other (see Note A):
Derivative Financial Instruments	5,273	3,564	986	6,426

    Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

    Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

NOTE P — SUBSEQUENT EVENT

    On January 20, 2000, Protective acquired the Lyndon Insurance Group ("Lyndon"). Lyndon manufactures and markets a variety of specialty insurance products including credit insurance, and vehicle and marine service agreements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value and Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 1999:
Life Insurance
Individual Life	$379,117	$1,210,188	$338	$17,159	$92,506	$59,916	$74,455	$23,434	$20,851
West Coast	200,605	1,279,554	0	74,831	23,208	78,126	73,176	6,047	(2,649)
Acquisitions	235,903	1,374,445	558	260,267	114,866	129,806	129,581	19,444	31,178
Specialty Insurance Products
Dental and Consumer Benefits	25,819	126,592	2,994	74,204	236,120	14,915	172,165	10,705	56,396
Financial Institutions	51,339	150,888	503,735	9,044	107,962	24,122	55,899	24,718	44,728
Retirement Savings and Investment Products
Stable Value Products	1,156	167,415	0	2,680,009	0	210,209	175,291	744	4,708
Investment Products	117,577	254,492	0	1,320,453	24,248	106,599	88,642	19,820	14,617
Corporate and Other	8	2,852	34	88	313	(462)	2,318	1	6,610

TOTAL	$1,011,524	$4,566,426	$507,659	$4,436,055	$599,223	$623,231	$771,527	$104,913	$176,439

Year Ended December 31, 1998:
Life Insurance
Individual Life	$301,941	$1,054,253	$355	$10,802	$126,168	$55,779	$106,308	$30,543	$14,983
West Coast	144,455	1,006,280	0	77,254	22,380	63,492	54,617	4,924	5,354
Acquisitions	255,347	1,383,759	553	233,846	96,735	112,154	112,051	18,894	26,717
Specialty Insurance Products
Dental and Consumer Benefits	23,836	111,916	3,341	78,224	191,563	15,245	140,632	10,352	49,913
Financial Institutions	39,212	215,451	385,006	105,434	112,272	25,068	52,629	28,526	48,837
Retirement Savings and Investment Products
Stable Value Contracts	1,448	172,674	0	2,691,697	0	213,136	178,745	735	2,876
Investment Products	75,177	194,726	0	1,233,528	18,809	105,827	85,045	17,213	14,428
Corporate and Other	9	944	39	88	198	13,094	469	1	9,120

TOTAL	$841,425	$4,140,003	$389,294	$4,430,873	$568,125	$603,795	$730,496	$111,188	$172,228

Year Ended December 31, 1997:
Life Insurance
Individual Life	$252,321	$920,924	$356	$16,334	$127,480	$54,593	$114,678	$27,354	$18,178
West Coast	108,126	739,463	0	95,495	14,122	30,194	28,304	961	6,849
Acquisitions	138,052	1,025,340	1,437	311,150	102,635	110,155	116,506	16,606	23,016
Specialty Insurance Products
Dental and Consumer Benefits	22,459	120,925	2,536	80,654	151,110	23,810	110,148	15,711	38,572
Financial Institutions	52,836	159,422	391,085	6,791	72,263	16,341	27,643	30,812	20,165
Retirement Savings and Investment Products
Stable Value Products	1,785	180,690	0	2,684,676	0	211,915	179,235	618	3,945
Investment Products	56,074	177,150	0	1,184,268	12,367	105,196	82,019	15,110	12,312
Corporate and Other	952	380	1,282	185	229	5,284	339	3	6,833

TOTAL	$632,605	$3,324,294	$396,696	$4,379,553	$480,206	$557,488	$658,872	$107,175	$129,870

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 1999:
Life insurance in force	$120,577,512	$92,566,755	$9,239,074	$37,249,831	24.8%

Premiums and policy fees:
Life insurance	$540,430	$364,680	$131,855	$307,605	42.9%
Accident and health insurance	403,491	172,852	27,266	257,905	10.6%
Property and liability insurance	34,104	501	110	33,713	0.3%

TOTAL	$978,025	$538,033	$159,231	$599,223

Year Ended December 31, 1998:
Life insurance in force	$91,980,657	$64,846,246	$18,010,434	$45,144,845	39.9%

Premiums and policy fees:
Life insurance	$537,002	$294,363	$87,965	$330,604	26.6%
Accident and health insurance	361,705	164,852	14,279	211,132	6.8%
Property and liability insurance	26,389			26,389	0.0%

TOTAL	$925,096	$459,215	$102,244	$568,125

Year Ended December 31, 1997:
Life insurance in force	$78,240,282	$34,139,554	$11,013,202	$55,113,930	20.0%

Premiums and policy fees:
Life insurance	$387,108	$147,184	$74,738	$314,662	23.8%
Accident and health insurance	336,575	187,539	10,510	159,546	6.7%
Property and liability insurance	6,139	176	35	5,998	0.6%

TOTAL	$729,822	$334,899	$85,283	$480,206

S-2

Appendix A

Examples of Death Benefit Computations for the Premiere I Policy Under Options A and B

    Option A Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

    Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

    Option B Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); a Policy Value of $10,000 will provide a Death Benefit of $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $33,333 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $50,000 and a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 X 250%).

    Similarly, any time Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

A-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

Appendix B

Examples of Death Benefit Computations for the Premiere Provider Policy Under Options A and B

    Option A Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

    Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

    Option B Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

    Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

B-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

B-2

PART II — OTHER INFORMATION
UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

    Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO
RULE SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

    Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

CONTENTS OF REGISTRATION STATEMENT

    This registration statement consists of the following papers and documents:

    The facing sheet.

    The prospectus consisting of 122 pages.

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representations pursuant to Section 26(e) of the Investment Company Act of 1940.

    The signatures.

    Written consents of the following persons:
        Nancy Kane, Esq.
        Stephen Peeples, F.S.A., M.A.A.A.
        Sutherland Asbill & Brennan LLP
        PricewaterhouseCoopers L.L.P.

    The following exhibits:

1.A.	(1)		Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account.*
	(2)		None.
	(3)	(a)	Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account.**
		(a)(1)	Amendment I to the Underwriting Agreement††
		(b)	Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
	(4)		None.
	(5)	(a)	Form of Contract — Premiere I.***
		(a)(1)	Form of Contract — Premiere Provider.†††
		(b)	Children's term life rider.*
		(c)	Accidental death benefit rider.*
		(d)	Disability benefit rider.*
		(e)	Guaranteed insurability rider.*
		(f)	Protected insurability benefit rider.*
		(g)	Term Rider for Covered Insured.*****
		(h)	Terminal Illness Accelerated Death Benefit Endorsement.†††
		(i)	Cash Value Accumulation Test Endorsement.††††
		(j)	Policy Loan Endorsement.††††

*	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
**	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
***	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.
****	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.
*****	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 30, 1998.
******	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement, (File No. 333-52215) as filed with the Commission on April 30, 1999.
*******	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-60149) as filed with the Commission on October 28, 1998.
†	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (33-70984) as filed with the Commission on April 19, 2000.

††	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 3, 1998.
†††	Incorporated by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 25, 2000.
††††	To be filed by amendment.

		(6)	(a)	Charter of Protective Life Insurance Company.*
			(b)	By-Laws of Protective Life Insurance Company.*
		(7)		None
		(8)		None
		(9)	(a)	Participation/Distribution Agreement.**
			(a)(1)	Amendment I to Participation/Distribution Agreement††
			(b)	Participation Agreement (Oppenheimer Variable Account Funds).****
			(c)	Participation Agreement (MFS Variable Insurance Trust).****
			(d)	Participation Agreement (Acacia Capital Corporation).****
			(e)	Participation Agreement (Van Eck Worldwide Insurance Trust).*******
			(f)	Participation Agreement (Van Kampen Life Investment Trust).†
			(g)	Participation Agreement (Fidelity Variable Insurance Products Funds).††††
		(10)	(a)	Contract Application — Premiere I.***
			(b)	Contract Application — Premiere Provider.
2.				Opinion and consent of Nancy Kane, Esq.††††
3.				Not applicable.
4.				Not applicable.
5.				Not applicable.
6.				Notice of Withdrawal Right. (Not Applicable)
7.				Opinion and consent of Stephen Peeples, F.S.A., M.A.A.A.††††
8.				Consent of Sutherland Asbill & Brennan LLP††††
9.				Consent of PricewaterhouseCoopers L.L.P.††††
10.	(a)			Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures — Premiere I.†††
	(b)			Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures — Premiere Provider.††††
11.				Powers of Attorney.

*	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
**	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
***	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.
****	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.
*****	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 30, 1998.
******	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement, (File No. 333-52215) as filed with the Commission on April 30, 1999.
*******	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-60149) as filed with the Commission on October 28, 1998.
†	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.
††	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 3, 1998.
†††	Incorporated by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 25, 2000.
††††	To be filed by amendment.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on February 13, 2001.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT (Registrant)
By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

    As required by the Securities Act of 1933, this Post-Effective Amendment to the Form S-6 registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Drayton Nabers, Jr	Chairman of the Board and Director (Principal Executive Officer)	February 13, 2001
/s/ JOHN D. JOHNS John D. Johns	President and Director (Principal Financial Officer)	February 13, 2001
/s/ JERRY W. DEFOOR Jerry W. DeFoor	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	February 13, 2001
* R. Stephen Briggs	Director	February 13, 2001
* Jim E. Massengale	Director	February 13, 2001

Signature	Title	Date

* A.S. Williams III	Director	February 13, 2001
* Richard J. Bielen	Director	February 13, 2001
* Chris T. Calos	Director	February 13, 2001
* T. Davis Keyes	Director	February 13, 2001
* Carolyn King	Director	February 13, 2001
* Deborah J. Long	Director	February 13, 2001
* Steven A. Schultz	Director	February 13, 2001
* Wayne E. Stuenkel	Director	February 13, 2001
*By: /s/ NANCY KANE Nancy Kane Attorney-in-Fact		February 13, 2001

EXHIBIT INDEX

11.	Powers of Attorney.

QuickLinks

DEFINITIONS
SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Life Insurance Company
  Protective Variable Life Separate Account
  The Funds
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
  Voting Rights
THE POLICY
  Purchasing a Policy
  Cancellation Privilege
  Premiums
  Net Premium Allocations
  Policy Lapse and Reinstatement
  Special Transfer Privilege—Premiere I
CALCULATION OF POLICY VALUES
  Variable Account Value
  Fixed Account Value
POLICY BENEFITS
  Transfers of Policy Values
  Surrender Privilege
  Withdrawal Privilege
  Policy Loans
  Maturity Benefits — Premiere I
  Death Benefit Proceeds
  Settlement Options
THE FIXED ACCOUNT
  The Fixed Account
  Interest Credited on Fixed Account Value
  Payments from the Fixed Account
CHARGES AND DEDUCTIONS
  Premium Expense Charges—Premiere I
  Premium Expense Charges—Premiere Provider
  Monthly Deduction
  Transfer Fee
  Surrender Charge (Contingent Deferred Sales Charge)
  Withdrawal Charge
  Fund Expenses
  Exchange Privilege
  Effect of the Exchange Offer
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
  Limits on Rights to Contest the Policy
  Changes in the Policy or Benefits
  Suspension or Delay in Payments
  Reports to Policy Owners
  Assignment
  Arbitration
  Supplemental Riders and Endorsements
  Reinsurance
USES OF THE POLICY
TAX CONSIDERATIONS
  Introduction
  Tax Status of Protective Life
  Taxation of Life Insurance Policies
  Policies Not Owned by Individuals.
  Policies Which Are Not MECs
  Policies Which Are MECs
  Federal Income Tax Withholding
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
  Sale of the Policies
  Corporate Purchasers
  Protective Life Directors and Executive Officers
  State Regulation
  Additional Information
  Independent Accountants
  Experts
  IMSA
  Legal Matters
  Financial Statements
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Appendix A
Examples of Death Benefit Computations for the Premiere I Policy Under Options A and B
Appendix B
Examples of Death Benefit Computations for the Premiere Provider Policy Under Options A and B
RULE 484 UNDERTAKING
REPRESENTATIONS PURSUANT TO RULE SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940
SIGNATURES
EXHIBIT INDEX